UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23569

Harrison Street Infrastructure Income Fund

(Exact name of registrant as specified in charter)

5050 South Syracuse Street, Suite 1100

Denver, CO 80237

(Address of principal executive offices) (Zip code)

Mark D. Quam

c/o Harrison Street Private Wealth LLC

5050 South Syracuse Street, Suite 1100

Denver, CO 80237

(Name and address of agent for service)

COPY TO:

Kenneth Burdon, Esq.

Simpson Thacher & Bartlett LLP

855 Boylston Street

Boston, MA 02116

Jacqueline Edwards, Esq.

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Registrant's telephone number, including area code: (877) 200-1878

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Harrison Street
INFRASTRUCTURE INCOME FUND
(formerly, Versus Capital
Infrastructure Income Fund)

Annual Report
March 31, 2026

HARRISON STREET PRIVATE WEALTH LLC
(formerly, Versus Capital Advisors LLC)

This report is for shareholders of Harrison Street Infrastructure Income Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund. Shares of the Fund are distributed by Foreside Funds Distributors LLC, Portland, Maine.

Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.

PRIVACY NOTICE

This Privacy Notice describes how the Fund and its investment adviser, Harrison Street Private Wealth LLC (the “Adviser” and, together with the Fund, “we”), collect, use, and share personal information about individuals who are prospective, former or current investors. For legal entities that provide personal information of associated individuals, such as investors or employees, this Privacy Notice will be relevant for those individuals and those entities should transmit this document to such individuals or otherwise advise them of its content.

Personal Information We Collect

We collect the following types of personal information from the following sources.

•   Investor applications and other forms, which may include your name(s), address, social security number or tax identification number;

•   Written and electronic correspondence, including telephone contacts;

•   Transaction history, including information about the Fund’s transactions and balances in your accounts with the Fund or its affiliates or other holdings of the Fund and any affiliation with the Adviser and its subsidiaries;

•   Third party service providers (e.g., background screening, investment brokers, consumer reporting agencies, or public databases) who perform services on our behalf or verify or supplement our information; and

•   Our website, including registration information and any information captured via cookies or similar technologies.

We may collect information that is considered “sensitive” under some laws including the California Consumer Privacy Act, as amended by the California Privacy Rights Act (together, the “CCPA”). When we do so, we use such information for lawful purposes in compliance with applicable data protection laws, such as to perform the services requested by you and to protect against malicious, deceptive, fraudulent or illegal actions.

How We Use Personal Information

We will use personal information you provide for purposes of our legitimate business interests, contract performance, legal compliance, and with your consent, including where necessary for us to comply with legal or regulatory obligations — this may involve collecting specific personal information about you where required by law and disclosing such information to applicable regulators, government bodies and tax authorities.

Protection and Retention of Personal Information

We limit access to personal information to those employees and service providers who need to know that information for business purposes. Employees are required to maintain and protect the confidentiality of personal information. The Adviser, on behalf of the Fund, maintains written policies and procedures that address physical, electronic and administrative safeguards designed to protect personal information. Despite these security measures, no such measures can guarantee security or protect against unauthorized activity.

We will retain your personal information for as long as is necessary for the purposes set out in this Privacy Notice, unless a longer period is required under applicable law or is needed to resolve disputes or protect our legal rights. When deciding how long to retain your personal information, we take into account our legal and regulatory obligations, the amount, nature, and sensitivity of the personal information, the potential risk of harm from unauthorized use or disclosure of your personal information, the purposes for which we process your personal information described herein and whether we can achieve those purposes through other means.

Disclosure of Personal Information

We may share personal information described above with the Adviser and its various other affiliates or service providers for business purposes, such as to facilitate the servicing of accounts. We may share the personal information described above for business purposes with a non-affiliated third party only as authorized by exceptions to Regulation S-P’s opt-out requirements, for example, (i) if it is necessary to effect, administer, or enforce a transaction that an investor requests or authorizes; (ii) in connection with processing or servicing a financial product or service an investor requests or authorizes; and (iii) in connection with maintaining or servicing the investor’s account with the Fund. We also may disclose personal information to regulatory authorities or otherwise as required or permitted by law, and to third parties as part of a corporate business transaction such as a merger, joint venture, financing, reorganizing, or sale of company assets. We may disclose personal information as necessary to establish, defend, or otherwise manage a legal claim. We do not sell personal information or share personal information for purposes of cross-context behavioral advertising. We endeavor to keep customer files complete and accurate. Please notify us if any information needs to be corrected or updated.

Rights in Relation to Personal Information

You may also have certain rights regarding your personal information, which may be subject to limitations and restrictions. These rights vary by jurisdiction and applicable law. If you believe that we are processing personal information about you and wish to have access to that information, please contact us and we can provide you with that data or an explanation of why we cannot do so in the particular context, such as when responding to the request would be unreasonably expensive. We are happy to correct inaccurate data or delete information that is not appropriate to retain. Please also let us know if you have any questions, concerns, disputes, or issues.

Updates to the Privacy Notice

We may change this Privacy Notice from time to time, and at our sole discretion. Upon any material change to this Privacy Notice, we will provide an updated notice to you.

Harrison Street INFRASTRUCTURE INCOME FUND Shareholder Letter March 31, 2026 (Unaudited)

Dear Shareholders,

March 31, 2026 marked the second anniversary of Harrison Street Infrastructure Income Fund (the “Fund” or “VCRDX”). Over the past year, the private infrastructure debt market continued to present attractive investment opportunities, supported by strong and sustained demand for capital. Structural constraints on government spending, combined with an unprecedented development pipeline driven by digitalization, energy security, and deglobalization trends, have created favorable supply — demand dynamics for private capital providers.

At the same time, markets have navigated notable headwinds, including persistently elevated inflation, an evolving policy landscape, and heightened geopolitical tensions. These factors have the potential to delay project execution and place pressure on higher-risk, speculative assets. While expectations for rapid Federal Reserve interest rate cuts have moderated while inflation expectations have increased and concerns surrounding a global economic slowdown have intensified, infrastructure debt has remained resilient and continues to offer attractive risk-adjusted returns — particularly through investments with robust structural protections backed by essential, hard assets generating long-dated stable cash flows.

As of March 31, 2026, the Fund provided shareholders access to a portfolio of 52 private direct infrastructure investments, with a weighted average yield-to-maturity (“YTM”) of 9.8%. The portfolio is supported by assets across 18 infrastructure sub-sectors critical to long-term economic stability and growth, including conventional power generation, renewables, energy transition, midstream, digital infrastructure, and transportation.

The private portfolio is also well-balanced across project stages, with greenfield (under-construction), brownfield (operating), and hybrid portfolios (containing both construction-phase and operating assets) each comprising approximately one-third of the portfolio. In addition to sub-sector and stage diversification, key underwriting metrics such as cash flow profile, loan-to-value (“LTV”) and structural protections remain central to the Fund’s portfolio construction.

As of March 31, 2026, 76% of the portfolio’s private direct investment cash flows were contracted, 6% were recurring, while 18% were merchant (uncontracted). The private portfolio maintained a weighted average LTV of 59%, with 95% of investments in first-lien senior secured position. No credit impairments, non-accruals or payment defaults have been recorded since inception, underscoring the Fund’s underwriting discipline and asset selection. We remain confident in the current portfolio positioning and will continue to build the Fund with the same prudent and consistent approach. During fiscal year ended March 31, 2026 the Fund realized 35 debt investments with weighted average net internal rate of return (“IRR”) of 11.5%, demonstrating the attractive risk-adjusted return profile of the infrastructure debt asset class.

The Fund delivered a net return of 9.84% for the year ended March 31, 2026, and a 9.84% annualized net return since inception, driven by strong interest income and stable credit performance across the portfolio. Over the past year and since inception, the Fund has outperformed the Morningstar LTSA Leveraged Loan Index by 5.03% and 4.03%, respectively. Over the same periods, the index generated annualized returns of 4.81% and 5.81%.

Performance Disclosure: Quoted performance is net of all fees and expenses. The Fund’s gross expense ratio for its fiscal year ended March 31, 2026 was 2.88% and its net expense ratio was 2.81%. The Fund’s adviser voluntarily waived certain of its fees during the fiscal year. Past performance does not guarantee future results. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Quoted performance reflects fee waivers and/or expense reimbursements in effect during those periods. Returns would have been lower without the waivers and reimbursements. Performance data current to the most recent month end may be obtained by calling 877-200-1878.

Looking ahead, we believe the infrastructure credit market remains fundamentally strong. As investor demand increasingly shifts towards strategies resilient to inflation and broader economic cycles, the Fund is uniquely positioned to capitalize on a robust pipeline of compelling opportunities that are actionable in the near-term. Our commitment remains centered on constructing a well-diversified portfolio backed by essential infrastructure assets that offer stable cash flows and strong downside protection. With this disciplined investment approach, we believe the Fund is well positioned to continue delivering attractive risk-adjusted returns through evolving market environments. In closing, on behalf of myself and our employees, thank you for your investment in and commitment to our Fund. We consider it a privilege to invest on your behalf.

Sincerely,

Mark Quam

Chief Executive Officer

Harrison Street Private Wealth

Harrison Street INFRASTRUCTURE INCOME FUND Fund Performance March 31, 2026 (Unaudited)
Average Annual Total Returns(a) for the periods ended March 31, 2026
	1 Year	Since Inception (April 1, 2024)
Harrison Street Infrastructure Income Fund(b)	9.84%	9.84%
Morningstar LSTA Leveraged Loan Index(c)	4.81%	5.81%(d)
Growth of $10,000 for periods ended March 31, 2026(a)(b)

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund made on April 1, 2024 for the years indicated. For comparison, the same investment is shown in the indicated index.

$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
3/24
6/24
9/24
12/24
3/25
6/25
9/25
12/25
3/26
Harrison Street Infrastructure Income Fund - $12,061
Morningstar LSTA Leveraged Loan Index - $11,193

__________________________

(a)   Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical period.

(b)  Total return is calculated using the net asset value of the Fund on the beginning and ending date of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at the Fund’s net asset value. The Fund intends to make regular quarterly distributions to shareholders. The level of quarterly distributions is not fixed. Each distribution is based upon both actual and estimated cash flows received from the Fund’s investments as well as the tax requirements under which it operates and therefore may ultimately include returns of capital. Returns are not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the repurchase of Fund shares. The Fund’s gross expense ratio as of its Prospectus dated July 29, 2025 was 3.55%.

(c)  The index is unmanaged and is not available for direct investment. Its performance does not reflect the expenses associated with the active management of a portfolio.

(d)  Represents the total return of the index from the Fund’s inception date.

Harrison Street INFRASTRUCTURE INCOME FUND Fund Performance March 31, 2026 (Unaudited) (concluded)

Definitions & Index Descriptions

IRR - The annualized rate of return that reflects the timing and magnitude of all capital contributions and distributions over the life of the investment.

LTV - A ratio comparing the value of a loan to the value of the asset securing it.

Morningstar LSTA Leveraged Loan Index - The Morningstar LSTA US Leveraged Loan Index is a market-value weighted index that measures the performance of the US leveraged loan market.

YTM - The weighted average yield to maturity of the Fund’s direct debt investments as of the date of this presentation and assumes the interest rate as of this date on each investment remains constant. Yield to maturity is the rate of return generated assuming interest payments and capital gains or losses as if the instrument is held to maturity. Distributions from underlying investments are not guaranteed and may fluctuate. This figure does not reflect past fund performance and cannot predict future results.

An investment in the Fund is subject to a high degree of risk. These risks include, but are not limited to, the following: Infrastructure and infrastructure-related assets entail special risks, including adverse changes in local, national and international economies, supply and demand for services from and access to infrastructure, changes in interest rates, changes in laws and other governmental rules, technological developments and disruptions, and environmental problems. In addition to risks generally associated with debt securities and related investments (e.g., credit risk, interest rate risk), investments in loans and loan related investments are subject to other risks, including declines in loan collateral value, loss of liquidity, and legal or contractual restrictions on resale.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Harrison Street Infrastructure Income Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Harrison Street Infrastructure Income Fund (formerly, Versus Capital Infrastructure Income Fund) (the “Fund”), including the schedule of investments, as of March 31, 2026, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the two years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, underlying fund managers and brokers; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the Fund’s auditor of one or more investment companies in the Fund’s investment company group since 2011.

Philadelphia, Pennsylvania

May 29, 2026

Harrison Street INFRASTRUCTURE INCOME FUND Schedule of Investments March 31, 2026
Number of Shares		Value
Private Investment Funds(a) – 7.8%
	Diversified – 7.8%
—	AIGA Climate Fund I LP(b)	$6,474,680
—	DigitalBridge Credit II (Onshore) LP(c)	7,048,750
—	Nuveen Energy & Power Infrastructure(d)	7,335,000
—	Post Road Special Opportunity Fund III(e)	5,232,724
—	QIC Infrastructure Debt Fund II(f)	1,205,314
	Total Private Investment Funds	27,296,468
	(Cost $28,991,057)
Common Stocks – 0.3%
	Airport Develop/Maintenance – 0.0%
1,553	Aena SME S.A. (Spain)(g)	45,944
717	Japan Airport Terminal Co., Ltd. (Japan)	23,738
		69,682
	Building-Heavy Constructions – 0.0%
409	Cellnex Telecom S.A. (Spain)(g)	13,151
	Electric-Distribution – 0.0%
339	Eversource Energy	23,486
2,505	National Grid, PLC (United Kingdom)	42,286
426	Sempra	41,394
		107,166
	Electric-Generation – 0.0%
645	SSE, PLC (United Kingdom)	22,297
	Electric-Integrated – 0.1%
730	CenterPoint Energy, Inc.	31,507
383	CMS Energy Corp.	29,713
334	Evergy, Inc.	27,361
655	FirstEnergy Corp.	33,182
134	IDACORP, Inc.	19,158
936	NextEra Energy, Inc.	86,936
2,334	PG&E Corp.	41,009
		268,866
	Electric-Transmission – 0.0%
110	Elia Group S.A. (Belgium)	16,895
	Gas-Distribution – 0.0%
1,603	Italgas SpA (Italy)	18,673
663	NiSource, Inc.	30,935
332	Southwest Gas Holdings, Inc.	28,851
		78,459
	Pipelines – 0.1%
123	Cheniere Energy, Inc.	34,902
136	Targa Resources Corp.	34,099
750	TC Energy Corp. (Canada)	46,965
719	Williams Cos., Inc.	52,329
		168,295
	REITS-Diversified – 0.0%
454	Crown Castle Inc., REIT	36,915
26	Equinix, Inc., REIT	25,486
		62,401
	Transport-Rail – 0.1%
1,022	CSX Corp.	41,953
1,053	East Japan Railway Co. (Japan)	24,084
1,128	Getlink SE (France)	24,340
233	Union Pacific Corp.	56,530
		146,907
Number of Shares		Value
	Water – 0.0%
3,142	Pennon Group, PLC (United Kingdom)	$22,159
	Total Common Stocks	976,278
	(Cost $852,812)
Principal Amount
Corporate Debts – 2.0%
	Building Products-Cement/Aggregate – 0.0%
$23,000	Quikrete Holdings, Inc., 6.38%, 3/1/2032(g)	23,328
	Cable TV – 0.0%
17,000	Block Communications, Inc., 10.25%, 3/1/2031(g)	15,583
40,000	Charter Communications Operating, LLC/Charter Communications Operating Capital, 4.20%, 3/15/2028	39,667
		55,250
	Cable/Satellite TV – 0.2%
12,000	Cable One, Inc., 4.00%, 11/15/2030(g)	8,366
	CCO Holdings, LLC/CCO Holdings Capital Corp.
70,000	6.38%, 9/1/2029(g)	70,254
89,000	4.75%, 3/1/2030(g)	84,360
82,000	Comcast Corp., 2.35%, 1/15/2027	80,843
37,000	Cox Communications, Inc., 3.50%, 8/15/2027(g)	36,503
181,000	CSC Holdings, LLC, 3.38%, 2/15/2031(g)	106,532
	Directv Financing, LLC/Directv Financing Co-Obligor, Inc.
22,000	5.88%, 8/15/2027(g)	21,957
110,000	10.00%, 2/15/2031(g)	112,340
143,000	DISH Network Corp., 11.75%, 11/15/2027(g)	147,431
74,000	Midcontinent Communications, 8.00%, 8/15/2032(g)	68,946
62,000	Sunrise FinCo I BV, 4.88%, 7/15/2031(g)	59,093
25,000	Virgin Media Secured Finance, PLC, 4.50%, 8/15/2030(g)	22,199
		818,824
	Cellular Telecom – 0.1%
12,867	Altice France S.A., 9.50%, 11/1/2029(g)	13,009
	Rogers Communications, Inc.
48,000	3.20%, 3/15/2027	47,415
70,000	7.13% (UST + 2.62%), 4/15/2055(h)	71,579
40,000	T-Mobile USA, Inc., 3.75%, 4/15/2027	39,757
		171,760
	Electric-Distribution – 0.1%
59,000	Consolidated Edison Co. of New York, Inc., 4.00%, 12/1/2028	58,644
34,000	Eversource Energy, 5.45%, 3/1/2028	34,563
59,000	Exelon Corp., 3.40%, 4/15/2026	58,973
	Sempra
34,000	3.40%, 2/1/2028	33,371
40,000	6.88% (UST + 2.79%), 10/1/2054(h)	40,447
75,000	6.55% (UST + 2.14%), 4/1/2055(h)	75,015
48,000	XPLR Infrastructure Operating Partners LP, 7.25%, 1/15/2029(g)	49,545
		350,558
	Electric-Generation – 0.0%
25,205	AES Panama Generation Holdings SRL, 4.38%, 5/31/2030(g)	23,352
	Vistra Operations Co., LLC
25,000	4.30%, 7/15/2029(g)	24,559
76,000	7.75%, 10/15/2031(g)	79,637
		127,548

See accompanying notes to financial statements.

Harrison Street INFRASTRUCTURE INCOME FUND Schedule of Investments March 31, 2026 (continued)
Principal Amount		Value
	Electric-Integrated – 0.4%
$25,000	AES Corp., 6.95% (UST + 2.89%), 7/15/2055(h)	$23,345
41,000	Ameren Corp., 1.75%, 3/15/2028	38,995
	American Electric Power Co., Inc.
38,000	6.95% (UST + 2.68%), 12/15/2054(h)	40,300
25,000	7.05% (UST + 2.75%), 12/15/2054(h)	25,834
34,000	Black Hills Corp., 5.95%, 3/15/2028	34,868
70,000	CenterPoint Energy, Inc., 6.85% (UST + 2.95%), 2/15/2055(h)	73,562
41,000	CMS Energy Corp., 3.45%, 8/15/2027	40,469
5,000	Consumers Energy Co., 4.65%, 3/1/2028	5,040
40,000	Dominion Energy, Inc., 2.85%, 8/15/2026	39,785
59,000	Duke Energy Corp., 2.65%, 9/1/2026	58,593
45,000	Edison International, 7.88% (UST + 3.66%), 6/15/2054(h)	46,078
25,000	Emera U.S. Finance LLC, 6.65% (UST + 2.87%), 10/1/2056(h)	25,024
122,000	Emera, Inc., 6.75%, 6/15/2076(h)	122,252
	Entergy Corp.
30,000	1.90%, 6/15/2028	28,460
70,000	7.13% (UST + 2.67%), 12/1/2054(h)	71,583
85,000	Evergy, Inc., 6.65% (UST + 2.56%), 6/1/2055(h)	85,496
34,000	FirstEnergy Corp., 3.90%, 7/15/2027	33,726
41,000	Fortis, Inc./Canada, 3.06%, 10/4/2026	40,717
	NextEra Energy Capital Holdings, Inc.
40,000	1.90%, 6/15/2028	37,938
15,000	3.80% (UST + 2.55%), 3/15/2082(h)	14,492
97,000	PG&E Corp., 7.38% (UST + 3.88%), 3/15/2055(h)	97,542
48,000	PPL Capital Funding, Inc., 3.10%, 5/15/2026	47,911
48,000	Public Service Electric and Gas Co., 3.00%, 5/15/2027	47,384
9,000	Sierra Pacific Power Co., 6.20% (UST + 2.55%), 12/15/2055(h)	8,759
15,000	Southern California Edison Co., 2.85%, 8/1/2029	14,156
48,000	Southern Co., 4.85%, 6/15/2028	48,482
34,000	Southwestern Electric Power Co., 2.75%, 10/1/2026	33,710
35,000	Talen Energy Supply, LLC, 6.25%, 2/1/2034(g)	34,628
34,000	Virginia Electric and Power Co., 3.50%, 3/15/2027	33,774
48,000	WEC Energy Group, Inc., 4.75%, 1/15/2028	48,367
30,000	Wisconsin Power and Light Co., 3.00%, 7/1/2029	28,759
		1,330,029
	Gas-Distribution – 0.1%
74,000	AltaGas, Ltd., 7.20% (UST + 3.57%), 10/15/2054(g)(h)	75,222
53,000	CenterPoint Energy Resources Corp., 5.25%, 3/1/2028	53,944
41,000	NiSource, Inc., 3.49%, 5/15/2027	40,574
74,000	Spire, Inc., 6.45% (UST + 2.33%), 6/1/2056(h)	73,823
		243,563
	Independent Power Producer – 0.1%
	Clearway Energy Operating, LLC
73,000	3.75%, 2/15/2031(g)	67,616
13,000	5.75%, 1/15/2034(g)	12,778
	NRG Energy, Inc.
53,000	5.25%, 6/15/2029(g)	52,426
61,000	3.63%, 2/15/2031(g)	56,177
		188,997
	Machinery-Pumps – 0.0%
41,000	Xylem, Inc., 1.95%, 1/30/2028	39,377
Principal Amount		Value
	Non-hazardous Waste Disposal – 0.1%
$52,000	GFL Environmental, Inc., 3.50%, 9/1/2028(g)	$50,561
59,000	Republic Services, Inc., 2.90%, 7/1/2026	58,823
59,000	Waste Connections, Inc., 4.25%, 12/1/2028	58,966
59,000	Waste Management, Inc., 3.15%, 11/15/2027	58,125
50,000	Wrangler Holdco Corp., 6.63%, 4/1/2032(g)	51,399
		277,874
	Oil Refining & Marketing – 0.0%
	Sunoco LP
74,000	4.50%, 10/1/2029(g)	71,555
2,000	5.63%, 3/15/2031(g)	1,992
46,000	Sunoco LP/Sunoco Finance Corp., 4.50%, 5/15/2029	44,888
		118,435
	Oil-Field Services – 0.0%
40,000	USA Compression Partners LP/USA Compression Finance Corp., 6.25%, 10/1/2033(g)	39,921
	Pipelines – 0.6%
98,000	Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 6/15/2029(g)	97,726
59,000	Boardwalk Pipelines LP, 4.45%, 7/15/2027	58,961
76,000	Buckeye Partners LP, 4.13%, 12/1/2027	74,364
48,000	Cheniere Corpus Christi Holdings, LLC, 5.13%, 6/30/2027	48,261
41,000	Cheniere Energy, Inc., 4.63%, 10/15/2028	40,903
40,000	Columbia Pipelines Holding Co., LLC, 6.04%, 8/15/2028(g)	41,286
48,000	DCP Midstream Operating LP, 5.63%, 7/15/2027	48,634
40,000	DT Midstream, Inc., 4.13%, 6/15/2029(g)	39,171
	Enbridge, Inc.
59,000	3.70%, 7/15/2027	58,453
116,000	7.63% (UST + 4.42%), 1/15/2083(h)	125,295
	Energy Transfer LP
40,000	5.55%, 2/15/2028	40,785
49,000	6.50% (UST + 2.68%), 2/15/2056(h)	48,422
60,000	6.94% (3-Month SOFR + 3.28%), 11/1/2066(h)	59,324
	Enterprise Products Operating, LLC
10,000	4.60%, 1/11/2027	10,025
40,000	3.95%, 2/15/2027	39,929
24,000	6.71% (3-Month SOFR + 3.04%), 6/1/2067(h)	23,797
40,000	5.25% (3-Month SOFR + 3.30%), 8/16/2077(h)	39,669
36,000	5.38% (3-Month SOFR + 2.83%), 2/15/2078(h)	35,742
22,000	Excelerate Energy LP, 8.00%, 5/15/2030(g)	23,037
70,000	Genesis Energy LP/Genesis Energy Finance Corp., 7.88%, 5/15/2032	72,037
5,000	Global Partners LP/GLP Finance Corp., 8.25%, 1/15/2032(g)	5,189
70,000	Hess Midstream Operations LP, 5.50%, 10/15/2030(g)	69,425
40,000	Kinder Morgan, Inc., 4.30%, 3/1/2028	39,965
99,000	Kinetik Holdings LP, 5.88%, 6/15/2030(g)	99,416
15,000	Midwest Connector Capital Co., LLC, 4.63%, 4/1/2029(g)	14,918
41,000	MPLX LP, 4.00%, 3/15/2028	40,688
45,000	NuStar Logistics LP, 5.63%, 4/28/2027	45,106
40,000	ONEOK, Inc., 5.38%, 6/1/2029	40,780
47,000	Plains All American Pipeline LP, 8.02% (3-Month SOFR + 4.37%), 11/15/2173(h)	46,920

See accompanying notes to financial statements.

Harrison Street INFRASTRUCTURE INCOME FUND Schedule of Investments March 31, 2026 (continued)
Principal Amount		Value
	Pipelines – (continued)
$40,000	Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/2029	$38,725
50,000	Rockies Express Pipeline, LLC, 4.95%, 7/15/2029(g)	48,776
89,000	South Bow Canadian Infrastructure Holdings, Ltd., 7.50% (UST + 3.67%), 3/1/2055(h)	92,760
48,000	South Bow USA Infrastructure Holdings, LLC, 4.91%, 9/1/2027	48,212
12,000	Summit Midstream Holdings, LLC, 8.63%, 10/31/2029(g)	12,343
76,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.00%, 12/31/2030(g)	75,641
30,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.88%, 2/1/2031	29,964
110,000	Transcanada Trust, 5.60% (UST + 3.99%), 3/7/2082(h)	107,840
59,000	Transcontinental Gas Pipe Line Co., LLC, 4.00%, 3/15/2028	58,599
14,000	Venture Global Calcasieu Pass, LLC, 3.88%, 11/1/2033(g)	12,417
	Venture Global LNG, Inc.
39,000	7.00%, 1/15/2030(g)	39,833
37,000	8.38%, 6/1/2031(g)	38,482
	Venture Global Plaquemines LNG, LLC
46,000	7.50%, 5/1/2033(g)	50,580
13,000	6.50%, 1/15/2034(g)	13,546
59,000	Western Midstream Operating LP, 4.75%, 8/15/2028	59,174
25,000	Whistler Pipeline, LLC, 5.40%, 9/30/2029(g)	25,630
		2,180,750
	REITS-Diversified – 0.0%
34,000	American Tower Corp., REIT, 5.25%, 7/15/2028	34,593
5,000	Crown Castle, Inc., REIT, 4.00%, 3/1/2027	4,978
41,000	Digital Realty Trust LP, REIT, 3.70%, 8/15/2027	40,590
10,000	Equinix, Inc., REIT, 1.80%, 7/15/2027	9,665
		89,826
	Retail-Propane Distribution – 0.0%
36,000	Ferrellgas LP/Ferrellgas Finance Corp., 5.88%, 4/1/2029(g)	34,438
82,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 6/1/2031(g)	77,238
25,000	Superior Plus LP/Superior General Partner, Inc., 4.50%, 3/15/2029(g)	23,913
		135,589
	Satellite Telecom – 0.0%
51,856	EchoStar Corp., 6.75%, 11/30/2030(i)	52,428
	Telecom Service – 0.1%
73,000	Bell Telephone Co. of Canada or Bell Canada, 6.88% (UST + 2.39%), 9/15/2055(h)	73,865
47,000	Fibercop S.p.A., 6.38%, 11/15/2033(g)	46,559
70,000	GCI, LLC, 4.75%, 10/15/2028(g)	67,410
23,000	Sable International Finance Ltd., 7.13%, 10/15/2032(g)	22,743
	TELUS Corp.
34,000	3.70%, 9/15/2027	33,619
81,000	7.00% (UST + 2.71%), 10/15/2055(h)	82,726
36,000	Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital, LLC, 8.63%, 6/15/2032(g)	36,696
110,000	Windstream Services, LLC/Windstream Escrow Finance Corp., 8.25%, 10/1/2031(g)	115,008
		478,626
Principal Amount		Value
	Telephone-Integrated – 0.1%
$41,000	British Telecommunications, PLC, 5.13%, 12/4/2028	$41,628
113,000	Level 3 Financing, Inc., 6.88%, 6/30/2033(g)	115,137
12,000	Sprint Capital Corp., 6.88%, 11/15/2028	12,689
61,000	Telecom Italia Capital SA, 6.38%, 11/15/2033	63,542
40,000	Verizon Communications, Inc., 4.33%, 9/21/2028	40,012
		273,008
	Television – 0.0%
25,000	Videotron Ltd., 3.63%, 6/15/2029(g)	24,204
	Transport-Rail – 0.1%
40,000	Canadian Pacific Railway Co., 1.75%, 12/2/2026	39,385
59,000	CSX Corp., 2.60%, 11/1/2026	58,471
40,000	Norfolk Southern Corp., 2.90%, 6/15/2026	39,901
		137,757
	Total Corporate Debts	7,157,652
	(Cost $7,140,022)
Number of Shares
Warrants(a) – 0.0%
EV and Other Infrastructure – 0.0%
150	Highland Electric Fleets, Inc., 11/25/2030(j)	—
	Total Warrants	—
(Cost $0)
Principal Amount
Hybrid Debt Investments(k) – 9.0%
	Electric-Generation – 1.9%
$2,000,000	CPV Valley Holdings, LLC, 6.40% (1-Month SOFR + 2.75%), 2/17/2033(l)	2,017,500
4,647,094	Eastern Power, LLC, 8.42% (1-Month SOFR + 4.75%), 4/3/2029(l)	4,667,425
		6,684,925
	Machinery-Electric Utilities – 0.3%
1,000,000	Tenaska Westmoreland Management, LLC, 5.88% (1-Month SOFR + 2.25%), 1/31/2033(l)	998,750
	Pipelines – 3.4%
5,000,000	Freeport LNG Investments, LLLP, 6.89% (3-Month SOFR + 3.25%), 1/31/2033(l)	5,008,350
3,000,000	NGL Energy Operating, LLC, 7.18% (1-Month SOFR + 3.50%), 3/11/2033(l)	3,007,035
4,000,000	Pelican Pipeline, LLC, 6.47% (1-Month SOFR + 2.75%), 3/25/2033(l)	4,007,500
		12,022,885
	Power-Conventional Generation – 3.4%
3,491,250	Birdsboro Power, LLC, 6.95% (1-Month SOFR + 3.25%), 10/8/2032(l)	3,499,978
889,231	CPV Shore Holdings, LLC, 7.45% (1-Month SOFR + 3.75%), 2/4/2032(l)	895,531
968,876	Hill Top Energy Center, LLC, 6.92% (1-Month SOFR + 3.25%), 6/28/2032(l)	971,909
981,250	Third Coast Infrastructure, LLC, 7.42% (1-Month SOFR + 3.75%), 9/25/2030(l)	989,223
5,730,695	West Deptford Energy Holdings, LLC, 7.78% (1-Month SOFR + 4.00%), 7/26/2032(l)	5,721,153
		12,077,794
	Total Hybrid Debt Investments	31,784,354
	(Cost $31,608,938)

See accompanying notes to financial statements.

Harrison Street INFRASTRUCTURE INCOME FUND Schedule of Investments March 31, 2026 (continued)
Principal Amount		Value
Private Debts(a)(m) – 101.3%
	Digital Infrastructure-Data Center Services – 14.2%
	CoreWeave CAC IV, LLC
$470,426	9.70% (3-Month SOFR + 6.00%), 6/28/2029(l)	$477,342
704,330	9.67% (3-Month SOFR + 6.00%), 7/26/2029(l)	714,683
1,377,561	9.67% (3-Month SOFR + 6.00%), 8/27/2029(l)	1,397,811
1,754,422	9.67% (3-Month SOFR + 6.00%), 10/11/2029(l)	1,780,212
901,022	9.67% (3-Month SOFR + 6.00%), 10/28/2029(l)	914,267
1,019,191	9.67% (3-Month SOFR + 6.00%), 11/25/2029(l)	1,034,173
496,793	9.67% (3-Month SOFR + 6.00%), 12/10/2029(l)	504,096
862,113	9.67% (3-Month SOFR + 6.00%), 12/31/2029(l)	874,785
136,762	9.69% (3-Month SOFR + 6.00%), 3/20/2030(l)	138,772
813,357	9.67% (3-Month SOFR + 6.00%), 4/23/2030(l)	825,314
197,783	9.67% (3-Month SOFR + 6.00%), 4/25/2030(l)	200,690
2,092,798	7.95% (3-Month SOFR + 4.25%), 9/30/2030(l)	2,123,562
1,923,082	7.90% (3-Month SOFR + 4.25%), 11/19/2030(l)	1,951,352
605,373	7.95% (3-Month SOFR + 4.25%), 12/30/2030(l)	614,272
248,864	7.88% (3-Month SOFR + 4.25%), 2/13/2031(l)	252,523
187,700	7.97% (3-Month SOFR + 4.25%), 3/25/2031(l)	190,459
5,702,703	MECP1 Reno 1, LLC, 7.40% (1-Month SOFR + 3.75%), 12/17/2028(l)	5,312,223
14,297,297	MECP1 Reno 1, LLC, Unfunded, 1.13%, 12/17/2028(n)	0
5,942,315	Steamboat Property Owner, LLC, 7.93% (1-Month SOFR + 4.25%), 10/3/2028(l)	5,586,434
14,057,685	Steamboat Property Owner, LLC, Unfunded, 0.80%, 4/3/2028(n)	(841,239)
18,658,863	VCRDX Data Center 1, LLC, 9.20% (3-Month SOFR + 5.50%), 6/27/2029(i)(l)(o)	18,651,400
7,188,434	VDC OH11 Holdco, LLC, 8.85%, 9/18/2030	7,148,178
2,811,566	VDC OH11 Holdco, LLC, Unfunded, 1.25%, 6/18/2026(n)	(15,745)
		49,835,564
	Digital Infrastructure-Fiber – 9.6%
15,000,000	Conterra Ultra Broadband SPV II, LLC, 10.17% (3-Month SOFR + 6.50%), 4/8/2028(l)	14,869,500
6,529,779	Glass Routes, LLC, 11.16% (3-Month SOFR + 7.50%), 5/15/2028(i)(l)	6,482,111
13,617,176	Glass Routes, LLC, Unfunded, 2.00%, 5/15/2028(n)	36,767
12,460,000	Mercury Broadband, LLC, 9.69% (3-Month SOFR + 6.00%), 8/6/2030(l)	12,344,122
7,540,000	Mercury Broadband, LLC, Unfunded, 1.50%, 2/6/2027(n)	(70,122)
		33,662,378
	Energy Transition-Battery Storage – 9.4%
11,000,000	esV Intermediate Holdco, LLC, 8.05% (3-Month SOFR + 4.35%), 3/22/2027(l)	11,002,200
9,174,989	NineDot RCF Borrower, LLC, 7.45% (3-Month SOFR + 3.75%), 9/29/2028(l)	9,026,744
825,011	NineDot RCF Borrower, LLC, Unfunded, 1.00%, 9/29/2028(n)	(13,317)
2,122,315	On Energy Storage, Inc., 12.75%, 4/22/2027	2,151,603
2,110,958	Spearmint Renewable Development Company, LLC, Tranche A, 13.75%, 6/9/2027(i)(p)	2,125,313
8,928,821	Spearmint Renewable Development Company, LLC, Tranche B, 10.75%, 9/9/2026(i)(p)	8,928,821
		33,221,364
Principal Amount		Value
	Energy Transition-Energy Efficiency – 3.6%
$6,000,000	Ameresco, Inc., 9.57% (3-Month SOFR + 5.88%), 6/28/2029(l)	$5,912,400
7,000,000	Budderfly SPV I, LLC, 8.20% (3-Month SOFR + 4.50%), 12/20/2028(l)	6,930,000
		12,842,400
	Energy Transition-Fuel Cells – 2.5%
9,286,150	IDF 13 Borrower, LLC, 8.70% (3-Month SOFR + 4.75%), 11/25/2032(l)	8,970,421
5,713,850	IDF 13 Borrower, LLC, Unfunded, 1.25%, 11/25/2032(n)	(194,271)
		8,776,150
	EV and Other Infrastructure – 4.2%
15,087,500	Highland Electric Fleets, Inc. , 12.00%, 11/26/2031(r)	14,696,734
	Midstream-Energy Distribution – 5.9%
18,000,000	Energyco II S.A. Facility A Notes, 7.37% (6-Month EURIBOR + 5.25%), 5/27/2032(l)(q)	20,631,761
	Midstream-Floating Production System – 2.2%
7,747,782	Salamanca Infrastructure Finance, LLC, 8.95% (3-Month SOFR + 5.25%), 10/1/2030(i)(l)	7,784,971
	Midstream-Hydrocarbon Production – 4.0%
14,508,138	Tres Energy, LLC, 10.20% (3-Month SOFR + 6.50%), 11/2/2029(l)	14,190,411
4,458,599	Tres Energy, LLC, Unfunded, 1.00%, 6/30/2026(n)	(41,911)
		14,148,500
	Midstream-Noble Gas Recovery & Recycling – 4.6%
16,489,760	Arencibia, Inc., 9.00%, 7/11/2030	16,273,744
	Power-Conventional Generation – 9.0%
7,071,966	Caithness Brookhaven, LLC, 8.37% (6-Month SOFR + 4.75%), 7/31/2029(l)	7,206,334
8,421,661	SL Energy Power Plant, 10.70% (3-Month SOFR + 7.00%), 9/22/2027(l)	8,372,816
6,406,678	SL Energy Power Plant, Unfunded, 1.50%, 9/22/2027(n)	(37,159)
16,060,671	Trumbull Holdco 2, LLC, 12.77% (1-Month SOFR + 9.10%), 11/3/2026(i)(l)	16,107,247
		31,649,238
	Renewables-Solar – 22.8%
19,371,048	38DN Module Co. 1, LLC, 9.00%, 12/26/2026(i)	19,326,495
663,249	Broadlea Road Solar 1, LLC, 8.75% (WSJ Prime + 0.00%), 6/20/2026(l)	663,315
70,652	Broadlea Road Solar 1, LLC, Unfunded, 6/20/2026(n)	7
589,363	Chester Solar 1, LLC, 8.75% (WSJ Prime + 0.00%), 6/13/2026(l)	589,422
72,187	Chester Solar 1, LLC, Unfunded, 6/13/2026(n)	7
25,000,000	EG U.S. Devco, LLC, 9.94% (3-Month SOFR + 6.26%), 7/15/2027(l)	24,745,000
1,104,746	Geranium Solar, LLC, 8.75% (WSJ Prime + 0.00%), 5/24/2026(l)	1,104,856
131,954	Geranium Solar, LLC, Unfunded, 5/24/2026(n)	13
623,340	Goshen Solar 1, LLC, 8.75% (WSJ Prime + 1.75%), 6/14/2026(l)	623,402
10	Goshen Solar 1, LLC, Unfunded, 6/14/2026(j)(n)	0
387,993	Goshen Solar 2, LLC, 8.75% (WSJ Prime + 1.75%), 6/25/2026(l)	388,032
See accompanying notes to financial statements.

Harrison Street INFRASTRUCTURE INCOME FUND Schedule of Investments March 31, 2026 (continued)
Principal Amount		Value
	Renewables-Solar – (continued)
$106,855	Goshen Solar 2, LLC, Unfunded, 6/25/2026(j)(n)	$11
15,000,000	Greenalia Power U.S. Advanced II, LLC, 10.41% (3-Month SOFR + 6.76%), 2/15/2027(l)	15,003,000
5,000,000	Greenalia S.A. Topco Uncovered Loan, 15.07% (3-Month SOFR + 11.40%), 10/10/2038(l)	5,097,000
766,113	Hillview Drive Solar, LLC, 8.75% (WSJ Prime + 1.75%), 6/20/2026(l)	766,189
68,837	Hillview Drive Solar, LLC, Unfunded, 6/20/2026(j)(n)	7
3,185,308	Lily Pond Road Solar 1, LLC, 8.75% (WSJ Prime + 1.75%), 10/9/2026(l)	3,185,626
26,692	Lily Pond Road Solar 1, LLC, Unfunded, 10/9/2026(j)(n)	3
8,000,000	Nexamp NTPCO A, Unfunded, 2.50%, 2/28/2028(n)	(83,200)
312,312	Nexamp NTPCO B, 9.20% (3-Month SOFR + 5.50%), 8/28/2032(l)	309,064
1,687,688	Nexamp NTPCO B, Unfunded, 2.50% (3-Month SOFR + 5.50%), 8/28/2032(l)(n)	(17,552)
6,000,000	PSE BorrowerCo, LLC, 8.15% (Daily SOFR + 4.50%), 11/10/2026(l)	6,009,600
2,829,577	SRC Construction Borrower 3, LLC, 10.00%, 7/24/2028(i)	2,812,034
841,648	SRC Construction Borrower 3, LLC, Unfunded, 1.75%, 7/24/2028(n)	(53,800)
		80,468,531
	Renewables-Wind and Transmission – 8.5%
30,000,000	SunZia Upper Co., LLC, 8.70% (3-Month SOFR + 5.00%), 6/30/2026(l)	30,000,000
	Transportation-Parking and EV Charging – 0.8%
2,917,440	FlashParking AssetCo SPV, LLC, 8.39% (6-Month SOFR + 4.65%), 9/5/2029(l)	2,884,473
7,082,560	FlashParking AssetCo SPV, LLC, Unfunded, 1.50%, 8/23/2027(n)	(80,033)
		2,804,440
	Total Private Debts	356,795,775
	(Cost $356,973,687)
Number of Shares
Short-Term Investments – 1.5%
5,217,759	Fidelity Investments Money Market Treasury Portfolio, Institutional Share Class, 3.55%	5,217,759
	Total Short-Term Investments	5,217,759
	(Cost $5,217,759)
	Total Investments – 121.9%	429,228,286
	(Cost $430,783,687)
	Liabilities in excess of Other Assets – (21.9)%	(77,111,167)
	Net Assets – 100.0%	$352,117,119

__________________________

(a)  Restricted Securities.

(b)   Partnership is not designated in units. The Fund owns approximately 4.2% of this Fund.

(c)   Partnership is not designated in units. The Fund owns approximately 4.3% of this Fund.

(d)   Partnership is not designated in units. The Fund owns approximately 1.9% of this Fund.

(e)   Partnership is not designated in units. The Fund owns approximately 1.1% of this Fund.

(f)    Partnership is not designated in units. The Fund owns approximately 1.2% of this Fund.

(g)   Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $2,811,126, which represents 0.8% of Net Assets.

(h)   The security is currently paying a fixed rate as presented and set to convert to a variable rate at a later date with the rate determined as [Referenced Rate + Basis-point spread].

(i)    Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.

(j)    Non-income producing security.

(k)   These securities are exempt from registration, under the Securities Act of 1933, may contain certain restrictions on resale, and may have delayed settlement.

(l)    Variable rate security. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

(m)  Security value was determined by using significant unobservable inputs.

(n)   Par amount represents the Fund’s remaining commitment of additional debt upon request by the underlying borrower. The rate presented, if any, represents the commitment fee rate paid by the underlying borrower to the Fund with respect to the par amount of the commitment. See the section of Commitments and Contingencies in the Notes to Financial Statements.

(o)   Entity is a wholly-owned subsidiary that has acquired private debt with the disclosed terms and an underlying borrower in the Data Services Sector.

(p)   The variable rate is subject to a contractual interest rate floor.

(q)   Principal amount shown in Euros; value shown in U.S. Dollars.

(r)    Investment represents Series B Preferred Stock of the company. Principal Amount represents the basis upon which the dividend amount is calculated. 50% of dividends may be paid in-kind through 11/26/2029 and will thereafter be paid 100% in cash. The date presented represents the company's last discretionary redemption date.

EURIBOR - Euro Interbank Offered Rate

LLC - Limited Liability Company

LLLP - Limited Liability Limited Partnership

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

UST - 5-Year United States Treasury Rate

WSJ Prime - Wall Street Journal Prime Rate

See accompanying notes to financial statements.

Harrison Street INFRASTRUCTURE INCOME FUND Schedule of Investments March 31, 2026 (concluded)

At March 31, 2026, the Harrison Street Infrastructure Income Fund had outstanding forward foreign exchange contracts as set forth below:

Settlement Date	Counterparty	Currency Purchased	Currency Sold	Contract Amount			Value	Unrealized Appreciation (Depreciation)
				Buy	Sell
June 30, 2026	Bannockburn Global Forex	U.S. Dollar	Euro Currency	$22,173,239	EUR	18,770,201	$21,776,840	$396,399
								$396,399
Industry	% of Net Assets
Renewables-Solar	22.8%
Digital Infrastructure-Data Center Services	14.2%
Power-Conventional Generation	12.4%
Digital Infrastructure-Fiber	9.6%
Energy Transition-Battery Storage	9.4%
Renewables-Wind and Transmission	8.5%
Diversified	7.8%
Midstream-Energy Distribution	5.9%
Midstream-Noble Gas Recovery & Recycling	4.6%
EV and Other Infrastructure	4.2%
All Other Industries	22.5%
Liabilities in excess of Other Assets	(21.9)%
Total	100.0%

See accompanying notes to financial statements.

Harrison Street Infrastructure Income Fund Statement of Assets and Liabilities March 31, 2026
Assets:
Investments in securities at value (cost $430,783,687)	$429,228,286
Receivables:
Investment securities sold	2,937,944
Unrealized appreciation on foreign exchange contracts	396,399
Fund shares sold	1,148,918
Dividends and interest	6,350,046
Reclaims	276,685
Prepaid expenses	1,107,197
Total Assets	441,445,475
Liabilities:
Payables:
Line of Credit borrowing	75,000,000
Investment securities purchased	8,756,554
Due to custodian	3,499,963
Advisory fees	849,528
Performance fees	802,372
Professional fees	113,359
Fund administration fees	40,799
Interest and Line of Credit fees	15,159
Custody fees	9,691
Accrued other expenses	240,931
Total Liabilities[1]	89,328,356
Net Assets	$352,117,119
Net Assets consist of:
Paid-in capital	350,778,311
Total distributable earnings	1,338,808
Total Net Assets	352,117,119
Net assets applicable to shares outstanding	$352,117,119
Shares of beneficial interest outstanding (unlimited authorization)	34,877,208
Net asset value price per share (Net Assets/Shares Outstanding)	$10.10

__________________________

1       See Note 11. Restricted Securities for detail of Commitments and Contingencies related to unfunded commitments.

See accompanying notes to financial statements.

Harrison Street Infrastructure Income Fund Statement of Operations For the Year Ended March 31, 2026
Investment Income:
Dividends (net of foreign withholding taxes of $1,421)	$4,360,691
Interest income	31,019,674
Total investment income	35,380,365
Expenses:
Interest and Line of Credit fees (Note 9)	2,867,396
Advisory fees (Note 4)	2,837,998
Professional Fees	527,923
Performance fees	486,200
Investment monitoring fees	336,399
Fund administration fees	178,129
Trustees’ fees (Note 4)	161,048
Custody fees	143,020
Insurance fees	70,067
Transfer agent fees and expenses	69,708
Registration fees	84,026
Shareholder reporting fees	28,512
Other expenses	390,492
Total expenses	8,180,918
Advisory fees waived (Note 4)	(202,278)
Net expenses	7,978,640
Net investment income	27,401,725
Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	(44,634)
Foreign currency transactions	(123,435)
Forward foreign currency contracts	23,522
Net realized loss	(144,547)
Net change in unrealized appreciation/(depreciation) on:
Investments	(1,348,222)
Foreign currency translations	(8,976)
Forward foreign currency contracts	396,399
Net change in unrealized appreciation/(depreciation)	(960,799)
Net realized and unrealized gain (loss)	(1,105,346)
Net Increase in Net Assets from Operations	$26,296,379

See accompanying notes to financial statements.

Harrison Street Infrastructure Income Fund Statements of Changes in Net Assets
	Year Ended March 31, 2026	Year Ended March 31, 2025
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$27,401,725	$12,156,535
Net realized gain (loss) on investments and foreign currency transactions	(144,547)	281,629
Net change in unrealized depreciation on investments and foreign currency translations	(960,799)	(208,770)
Net increase (decrease) in net assets resulting from operations	26,296,379	12,229,394
Distributions to Shareholders from:
Net investment income and net realized gains	(24,626,612)	(12,560,353)
Return of capital	(2,144,202)	(317,930)
Total Distributions	(26,770,814)	(12,878,283)
Capital Transactions:
Shares issued	173,554,928	196,047,106
Reinvested dividends	7,618,412	8,849,911
Shares redeemed	(30,349,851)	(2,580,063)
Net increase in net assets from capital transactions	150,823,489	202,316,954
Total increase in net assets	150,349,054	201,668,065
Net Assets:
Beginning of period	201,768,065	100,000 [1]
End of period	$352,117,119	$201,768,065
Capital Share Transactions:
Shares sold	17,174,950	19,343,655
Shares issued in reinvestment of dividends	761,841	882,614
Shares redeemed	(3,028,800)	(257,052)
Net increase in capital share transactions	14,907,991	19,969,217

__________________________

1       Represents initial seed capital invested by Harrison Street Private Wealth LLC.

See accompanying notes to financial statements.

Harrison Street INFRASTRUCTURE INCOME FUND Statement of Cash Flows For the Year Ended March 31, 2026
Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$26,296,379
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(312,789,446)
Proceeds from dispositions of investment securities	82,505,060
Net purchase/sales of short-term investment securities	(283,368)
Net amortization/(accretion) of premium/(discount)	(850,360)
Net realized (gain)/loss from:
Investments sold	44,634
Foreign currency transactions	123,435
Forward foreign exchange contracts	(23,522)
Net change in unrealized (appreciation)/depreciation on:
Investments	1,348,222
Foreign currency	8,976
Forward foreign exchange contracts	(396,399)
Change in operating assets and liabilities:
Receivables:
Fund shares sold	(1,032,418)
Investments sold	(1,868,467)
Dividends and interest	(3,876,041)
Reclaims	(276,299)
Expense reimbursement	919,403
Unrealized appreciation on foreign exchange contracts	(396,399)
Prepaid expenses	(937,859)
Payables:
Advisory fees, net	618,313
Investment securities purchased	7,821,461
Performance fees	160,447
Due to Custodian	3,499,963
Custody fees	(20,990)
Fund administration fees	(115,378)
Professional fees	(62,117)
Interest and Line of Credit fees	15,159
Accrued other expenses	88,528
Net cash used in operating activities	(199,479,083)

Cash flows from financing activities:
Proceeds from line of credit	75,000,000
Proceeds from shares issued	173,554,928
Payments for shares redeemed	(30,349,851)
Distributions paid (net of reinvestment of dividends)	(19,152,402)
Net cash provided by financing activities	199,052,675
Effect of exchange rate changes in cash	287,510

Net change in cash	(138,898)
Cash and foreign currency at beginning of period	138,898
Cash and foreign currency at end of period	$—

Supplemental schedule of cash activity:
Interest expense on borrowings	$2,867,396

Supplemental schedule of non-cash activity:
Interest and line of credit fees paid during the period	$2,852,237
Reinvestment of distributions	7,618,412

See accompanying notes to financial statements.

Harrison Street INFRASTRUCTURE INCOME FUND Financial Highlights
	Year Ended March 31, 2026	Year Ended March 31, 2025
Net asset value, beginning of period	$10.10	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.98	0.93
Net realized and unrealized gain (loss)	(0.03)	0.02
Total from investment operations	0.95	0.95

Less Distributions from:
Net investment income and net realized gains	(0.87)	(0.83)
Return of capital	(0.08)	(0.02)
Total distributions	(0.95)	(0.85)
Net asset value, end of period	$10.10	$10.10

Total return	9.84%	9.80%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$352,117	$201,768
Ratio of expenses to average net assets:
Ratios of gross expenses to average net assets	2.88%	2.93%
Ratios of net expenses to average net assets	2.81%	1.21%
Ratio of net investment income to average net assets	9.65%	9.24%
Portfolio turnover rate	27.09%	41.42%

__________________________

1           Per Share amounts are calculated based on average outstanding shares.

Credit Facility	March 31, 2026	March 31, 2025
Senior securities, end of period (000’s)	$75,000	N/A
Asset coverage, per $1,000 of senior security principal amount	5,695	N/A
Asset coverage ratio of senior securities	569%	N/A

See accompanying notes to financial statements.

Harrison Street INFRASTRUCTURE INCOME FUND Notes to Financial Statements March 31, 2026

NOTE 1. ORGANIZATION

Harrison Street Infrastructure Income Fund (the “Fund”, formerly named Versus Capital Infrastructure Income Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund’s primary investment objective is to seek consistent current income, and the Fund’s secondary objective is capital preservation. The Fund seeks to achieve its investment objectives by allocating at least 80% of its net assets (plus the amount of any borrowings for investment purposes) to income-oriented investments that provide exposure to infrastructure assets. The Fund may also invest in a wholly-owned and controlled subsidiary (the “Subsidiary”) that will make direct investments into infrastructure assets. The Fund will maintain voting control of the Subsidiary. Any leverage incurred at the Subsidiary level will be aggregated with the Fund’s leverage for purposes of complying with Section 18 of the Investment Company Act. For purposes of complying with its fundamental and non-fundamental investment restrictions and policies pursuant to Section 8 of the Investment Company Act, the Fund will aggregate its direct investments with the investments of the Subsidiary. The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value and has registered an indefinite number of shares under the Securities Act of 1933. The Fund’s investment adviser is Harrison Street Private Wealth LLC (the ‘‘Adviser’’), (formerly named Versus Capital Advisors LLC).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Income and Securities Transactions - Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is recorded net of applicable withholding taxes. Interest income is accrued daily. Premiums and discounts are amortized or accreted on an effective yield method on fixed income securities. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Securities are accounted for on a trade date basis. The cost of securities sold is determined and gains (losses) are based upon the specific identification method.

Foreign Currency - Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and net change in unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders - The Fund will make regular quarterly distributions to shareholders of all or a portion of any dividends or investment income it earns on investments. In addition, the Fund will make regular distributions to the shareholders of all or a portion of capital gains distributed to the Fund by Investment Funds and capital gains earned by the Fund from the disposition of Investment Funds or other investments, together with any dividends or interest income earned from such investments. A portion of any distribution may be a return of capital or from other capital sources. Dividends and distributions to shareholders are recorded on the ex-dividend date.

All distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder affirmatively elects not to reinvest in Shares. Shareholders may elect initially not to reinvest by indicating that choice in writing to the Fund’s transfer agent. Thereafter, shareholders are free to change their election by contacting the Fund’s transfer agent (or, alternatively, by contacting the selling agent that sold such shareholder its Shares, who will inform the Fund). Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date. There is no sales load or other charge for Shares received by reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions.

U.S. Federal Income Tax Information - The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. This policy may cause multiple distributions during the course of the year, which are recorded on the ex-dividend date.

As of and during the year ended March 31, 2026, the Fund did not have a liability for any unrecognized tax obligations. The Fund recognizes interest and penalties, if any, related to unrecognized tax obligations as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdiction as U.S. Federal. Tax returns filed within the prior three years generally remain subject to examination by federal and state tax authorities when applicable statutes of limitations have not expired.

Dividends from net investment income and distributions from realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts at fiscal year end based on the tax treatment; temporary differences do not require such reclassification. As of March 31, 2026, permanent differences identified and reclassified among the components of net assets were to decrease undistributed net investment income by 3,218,370, to increase accumulated net realized gain by $3,218,370 and no impact to paid-in-capital.

Harrison Street INFRASTRUCTURE INCOME FUND Notes to Financial Statements March 31, 2026 (continued)

For the year ended March 31, 2026, tax character of the distribution paid by the Fund was $24,615,369 of ordinary income dividends, $11,243 of long-term capital gains and $2,144,202 of return of capital. For the year ended March 31, 2025, tax character of the distribution paid by the Fund was approximately $12,560,000 of ordinary income dividends, $0 of long-term capital gains and approximately $318,000 of return of capital. Distribution from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses. As of March 31, 2026, the Fund had no capital loss carryovers available to offset future capital gains.

Under federal tax law, capital and qualified ordinary losses realized after October 31 and December 31, respectively, may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended March 31, 2026, the Fund had no qualified late year losses.

As of March 31, 2026, the gross unrealized appreciation and depreciation and net unrealized appreciation on a tax basis were $6,156,407, $(4,807,032) and $1,349,375, respectively. The aggregate cost of securities for federal income tax purposes at March 31, 2026, was $427,878,911.

As of March 31, 2026, the Fund had undistributed ordinary income and undistributed long-term capital gains of $0 and $0, respectively. Additionally, foreign currency transactions represented $(10,567).

Guarantees and Indemnifications - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown and this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund would expect the risk of loss to be remote.

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities (disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Segment Reporting - The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Adviser’s Investment Committee acts as the Fund’s CODM. The Investment Committee is comprised of members of portfolio management and other senior executives. The Fund’s revenue is derived from investments in a portfolio of securities. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is predetermined in accordance with the terms of the Fund’s investment objectives which are executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, net income, total returns, expense ratios and changes in net assets, which are used by the CODM to assess the segments’ performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. The total return and performance of each Fund is reflected within the accompanying Financial Highlights. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

Recent Accounting Pronouncements - In the reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740)–Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. Adoption of the new standard did not materially impact financial statement disclosures and did not affect the Fund’s financial position or the results of its operations.

NOTE 3. SECURITIES VALUATION

The Board of Trustees (the “Board”) has established procedures (the “Procedures”) pursuant to which the Fund prices its securities, consistent with Sections 2(a)(5) and 2(a)(41) of the 1940 Act, as follows:

Publicly Traded Securities - Investments in publicly traded, domestic equity securities including certain preferred stock, exchange-traded funds and closed end funds that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be fair valued pursuant to the Procedures.

Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by the Advisor to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service,

Harrison Street INFRASTRUCTURE INCOME FUND Notes to Financial Statements March 31, 2026 (continued)

generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Syndicated loans (Hybrid Debt Investments) are valued by Approved Pricing Sources at the average of broker quotes obtained from market makers deemed reliable by their internal evaluation staff or by internally developed models that incorporate both indicative quotes and actual trade data for similar loans.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at their closing Net Asset Value (“NAV”).

Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to the Procedures. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

Private Debt Investments - The Fund will use its best efforts to value each private debt investment at its fair value under current market conditions. In doing so, the Fund will engage external valuation consultants to aid in the fair value determination of each private debt investment.

The Fund will work with the external valuation consultants to select an appropriate fair valuation approach for each private debt investment, which may include, but is not limited to, yield, market and cost approaches, or a combination of approaches. The external valuation consultant, in consultation with the Valuation Designee, may develop a unique valuation model or method for each individual private debt investment. The models and/or methods used may consider, among other things, comparable sector curve information, public market valuations, transaction prices, discounted cash flow analyses, assessments of borrower credit quality, borrower- or project-specific financial information, and/or other relevant information. Models may apply changes to certain public market inputs, such as comparable sector curves and/or benchmarks, only upon a change exceeding predetermined volatility thresholds and may also incorporate adjustments to public market inputs, such as the application of haircuts at levels which may vary based on market circumstances. The models and/or methods used by the external valuation consultant will produce information such as a specific price estimate, an estimated valuation range or confirmation that the prior day’s price estimate remains appropriate.

The Fund will review the intended valuation approach and/or valuation model for each private debt investment as developed by an external valuation consultant prior to its implementation. This review may consider numerous factors such as the particular investment’s contractual cash flows, the financial strength and operational performance of the borrower, and the debt instrument’s spread to relevant base rates. The Fund may receive certain initial and/or periodic financial information from the borrower, loan administrator, arranger, monitoring agent, and/or other external parties, and will provide this information to the external valuation consultant for consideration in the valuation model.

The Fund will determine a fair valuation for each private debt investment daily, typically based on information received from an external valuation consultant (i.e., outputs from the models and/or methods described above). The Fund will review the valuation estimates provided by the external valuation consultants for reasonableness based on its knowledge of each investment and current market conditions. When a valuation range is provided, the Fund will generally determine to keep the valuation unchanged if the prior day’s price falls within the current day’s range. These valuation processes may result in a private debt investment’s valuation being unchanged for a period of time.

In certain circumstances, an externally provided valuation range or specific price estimate may be unavailable or the Fund may determine that the valuation received does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Fund will determine the fair value of the investment, in good faith, via alternative means which may include, among others, valuing the investment at its prior day’s price, valuing the investment at its amortized cost, or implementing an internally developed model. In determining such a fair valuation, the Fund may consider any information it deems appropriate including as received directly from the borrower, as received from alternative external information sources, including monitoring agents, or as reflected by current general market conditions.

Private Investment Funds - The Fund typically values its investments in each Private Investment Fund according to the value reported by each Private Investment Fund’s quarterly NAV statement. The Fund also reviews this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Private Investment Fund and may clarify or validate the reported information with the applicable manager of the Private Investment Fund. The valuation for each Private Investment Fund is individually updated as soon as the Fund completes its reasonableness review, including any necessary information validations with the manager of the Private Investment Fund, and typically within 45 calendar days after the end of each quarter for all Private Investment Funds. The Fund may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Investment Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Fund may determine to value its investment in the Private Investment Fund at a discount or a premium to the reported value received from the Private Investment Fund. Any such decision will be made in good faith by the Fund and will be reported to the Board’s Valuation Committee at its next regularly scheduled quarterly meeting. The Fund shall use its best efforts to ensure that each of such Private Investment Funds has in place policies and procedures that provide underlying principles behind the disclosure of reliable information with adequate supporting operational practices.

Harrison Street INFRASTRUCTURE INCOME FUND Notes to Financial Statements March 31, 2026 (continued)

Additionally, between the quarterly valuation periods, the NAVs of such Private Investment Funds are adjusted daily based on the total return that each Private Investment Fund is estimated by the Fund to generate during the current quarter (the “Investment Accrual Rate”). The Fund determines the Investment Accrual Rate at the beginning of each quarter, based on internally developed models that weight the expected impacts of income and appreciation projections by property sector, adjusting for expected market factors and underlying expenses. The Fund monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments.

In certain circumstances, the Fund may access daily or periodic NAV information provided by a Private Investment Fund. In such an instance, the Fund may determine to value its investment in a Private Investment Fund according to this information and may forego daily valuation adjustments based on an Investment Accrual Rate.

If the Fund does not have access to sell shares of a Private Investment Fund in its primary market, the Fund may determine to fair value the Private Investment Fund at a price other than its NAV. In such an instance, the Fund may consider any information it deems appropriate including as received from broker-dealers and/or pricing services or comparable sales in the secondary market. Any such fair valuation determinations will be made in good faith by the Fund, may be based upon an internally developed pricing model, and will be reported to the Board’s Valuation Committee at its next regularly scheduled quarterly meeting.

The March 31, 2026 Schedule of Investments presented herein reports the value of all the Fund’s investments in Private Investment Funds at the respective NAVs provided by the managers of the Private Investment Funds and their agents, which may differ from the valuations used by the Fund in its March 31, 2026 NAV calculation.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.

Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 –	unadjusted quoted prices in active markets for identical securities
• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)
• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; the existence of contemporaneous, observable trades in the market; and changes in listings or delistings on national exchanges. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of inputs used to value the Fund’s investments as of March 31, 2026 is as follows:

Investments Type*	Level 1	Level 2	Level 3	NAV as a Practical Expedient	Total
Private Investment Funds	$—	$—	$—	$27,296,468	$27,296,468
Common Stocks	722,712	253,566	—	—	976,278
Corporate Debts	—	7,157,652	—	—	7,157,652
Warrants	—	—	—	—	—
Hybrid Debt Investments	—	31,784,354	—	—	31,784,354
Private Debts	—	—	356,795,775	—	356,795,775
Short-Term Investments	5,217,759	—	—	—	5,217,759
Total Investments	$5,940,471	$39,195,572	$356,795,775	$27,296,468	$429,228,286

__________________________

*    See Schedule of Investments for industry breakout.

The following is a summary of valuation inputs used to measure the Fund’s assets and liabilities of other financial instruments that are derivative instruments not reflected in the Schedule of Investments as of March 31, 2026:

	Level 1	Level 2	Level 3	NAV as a Practical Expedient	Total
Foreign Exchange Contracts	$—	$396,399	$—	$—	$396,399

Harrison Street INFRASTRUCTURE INCOME FUND Notes to Financial Statements March 31, 2026 (continued)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment Type	Balance as of 3/31/2025	Purchases	Sales*	Accretion and Amortization	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Balance as of 3/31/2026
Private Debts	$170,054,898	$277,280,592	$(91,117,493)	$736,897	$(279,019)	$119,900	$356,795,775
Total	$170,054,898	$277,280,592	$(91,117,493)	$736,897	$(279,019)	$119,900	$356,795,775

__________________________

*    Includes return of capital.

For the year ended March 31, 2026, the total change in unrealized gain/loss on Level 3 securities still held at the end of the year was $(105,163).

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy at March 31, 2026:

Investment Type	Fair Value 3/31/2026	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Private Debts	$358,207,310	Amortized Cost	N/A	$0.97 – $1.02	$0.99
		Discounted Cash Flow	Discount Rate	1.71% – 13.81%	6.70%
Private Debts – Unfunded Commitments	(1,411,535)	Amortized Cost	N/A	($0.07) – $0.01	$(0.01)
		Discounted Cash Flow	Discount Rate	1.71% – 10.44%	7.58%
Total	$356,795,775

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Management Agreement, Harrison Street Private Wealth LLC serves as the investment adviser to the Fund. For its services under this agreement, the Fund pays the Adviser an Investment Management Fee at an annual rate of 1.00% of the Fund’s NAV, which accrues daily based on the net assets of the Fund and is paid quarterly. The Fund incurred fees to the Adviser of $2,837,998 and the Adviser waived and/or reimbursed Fund fees of $202,278 for the year ended March 31, 2026.

The Adviser previously agreed to voluntarily waive 50% of the Investment Management Fee paid by the Fund for the period April 1, 2024 through March 31, 2025. In addition, subject to the limitations set forth below, the Adviser has agreed to voluntarily waive a portion of the Investment Management Fee and/or reimburse certain direct expenses of the Fund such that the Total Annual Fund Expenses do not exceed an annualized rate, based on the average daily NAV of the Fund’s assets, of (i) 0.50% for the period April 1, 2024 through May 31, 2024 (ii) 1.25% for the period June 1, 2024 through March 31, 2025 (iii) 1.80% for the period April 1, 2025 through July 28, 2025 and (iv) 1.95% for the period July 29, 2025 through March 31, 2026 (the “Expense Caps”). This arrangement is at the sole discretion of the Adviser and may be terminated at any time. Notwithstanding the foregoing, the following expenses will not be limited by such waiver and are not subject to or included in the Expense Caps: (i) Acquired Fund Fees and Expenses, including any fees of the Private Funds; (ii) interest payments; (iii) extraordinary expenses; and (iv) taxes. In addition, fees paid to Arrangers that are based on the performance of certain investments were not limited by such waiver and were not subject to or included in the Expense Caps during the period April 1, 2025 through June 2, 2025. Amounts waived and/or reimbursed pursuant to these arrangements will not be recouped by the Adviser.

The Adviser has retained the services of Brookfield Public Securities Group LLC (“Brookfield”) as the sub-advisor for the fund. Fees paid to Brookfield are based on the average net assets that it manages at an annual rate up to 0.35% and are paid by the Adviser from its Investment Management Fee. The Advisor previously engaged Lazard Asset Management LLC (“Lazard”) as a sub-advisor to the fund, Lazard was not allocated any portion of the Fund’s assets for management during the period. The sub-advisory agreement with Lazard expired pursuant to its terms on October 31, 2025. The Adviser incurred fees of $25,768 to Brookfield for the year ended March 31, 2026.

Foreside Funds Distributors LLC, (the “Distributor”) serves as the Fund’s statutory underwriter and facilitates the distribution of Shares.

The Fund pays each Independent Trustee a fee per annum. In addition, the Fund reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at meetings; provided, however, that if more than three board meetings require out-of-town travel time, such additional travel time may be billed at the rate set forth in the Board of Trustees Retainer Agreement or as amended by action of the Board from time to time. Each of the Independent Trustees is a member of all Committees. The Chairman of the Audit Committee receives an additional fee per annum. Other members of the Board and executive officers of the Fund receive no compensation. The Fund also reimburses the Adviser for a portion of the compensation that it pays to the Fund’s Chief Compliance Officer.

Harrison Street INFRASTRUCTURE INCOME FUND Notes to Financial Statements March 31, 2026 (continued)

NOTE 5. MARKET RISK FACTORS

The Fund’s investments in securities and/or financial instruments may expose the Fund to various market risk factors including, but not limited to the following:

Loan Assignment and Participation Risk. The Fund may purchase loan assignments and participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral and may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest. The Fund may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower). As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Payment in Kind Interest Risk. To the extent that the Fund invests in loans with a PIK interest component and the accretion of PIK interest constitutes a portion of the Fund’s income, the Fund will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following: (i) loans with a PIK interest component may have higher interest rates that reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans; (ii) loans with a PIK interest component may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (iii) the deferral of PIK interest increases the loan-to-value ratio, which is a fundamental measure of loan risk; and (iv) even if the accounting conditions for PIK interest accrual are met, the borrower could still default when the borrower’s actual payment is due at the maturity of the loan.

Direct Lending Risk. In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund may lose money on the loan depending on, among other things, the value of the underlying collateral and the Fund’s rights to that collateral. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan.

General Market Fluctuations Will Affect the Fund’s Returns. At times, the Fund’s investments in Private Investment Funds and Real Asset Related Investments will be negatively affected by the broad investment environment in the timberland, agriculture/farmland or infrastructure markets, the debt market and/or the equity securities market.

Risks of Investing in Infrastructure. An investment in the Fund is subject to certain risks associated with the ownership of infrastructure and infrastructure-related assets in general, including: the burdens of ownership of infrastructure; local, national and international economic conditions; the supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; changes in environmental laws and regulations, and planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Investment Funds.

Risks of Investing in Equity Securities. The prices of equity and preferred securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in shareholder rights associated with such securities.

Unfunded Commitments. In order to meet its obligation to provide capital for unfunded commitments, the Fund may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months; liquidate portfolio securities at an inopportune time; or borrow under a line of credit. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.

Risks of Investing in Debt Securities. The Fund will invest in real asset related debt securities. Other factors may materially and adversely affect the market price and yield of such debt securities, including investor demand, changes in the financial condition of the borrower, government fiscal policy and domestic or worldwide economic conditions. The Fund’s debt securities will be subject to credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due.

Interest Rate Risk. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities or other types of bonds to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). Recently, the U.S. Federal Reserve has increased interest rates from historically low levels, resulting in rising interest rates across the financial system. Thus, the Fund currently faces a heightened level of risk associated with high interest rates and/or bond yields.

Harrison Street INFRASTRUCTURE INCOME FUND Notes to Financial Statements March 31, 2026 (continued)

Liquidity Risk. The Fund will invest in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities. The Fund’s portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

Market Disruption, Health Crises, Terrorism and Geopolitical Risks. The Fund’s investments may be negatively affected by the broad investment environment in the real assets market, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. In addition, the Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, sanctions or embargos, tariffs and trade wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments.

NOTE 6. FORWARD CONTRACTS

The Fund may use forward contracts for hedging exposure to foreign currencies. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. Contracts to sell foreign currency would limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial.

The effects of the forward foreign currency exchange contracts on the Fund’s financial positions and financial performance are reflected in the Statement of Assets and Liabilities and Statement of Operations, and are presented in the table below. The values of forward foreign currency exchange contracts as of March 31, 2026 by risk category are as follows:

Risk Category
Derivative Assets (Liabilities)	Foreign Currency Risk
Unrealized appreciation on forward foreign currency contracts	$396,399
Unrealized depreciation on forward foreign currency contracts	—
Net	$396,399
Risk Category
Derivative Realized Gain (Loss)	Foreign Currency Risk
Forward foreign currency contracts	$23,522
Net	$23,522
Risk Category
Derivative Change in Unrealized Appreciation (Depreciation)	Foreign Currency Risk
Forward foreign currency contracts	$396,399
Net	$396,399

NOTE 7. INVESTMENT TRANSACTIONS

For the year ended March 31, 2026, the purchases and sales of investment securities, excluding short-term investments, were approximately $312,789,446 and $82,505,060, respectively.

NOTE 8. REPURCHASE OFFERS

The Fund has a fundamental policy that it will make quarterly Repurchase Offers for no less than 5% of its shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements (as discussed below), and that each quarterly repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (defined below), or the next Business Day if the 14th is not a Business Day (each a “Repurchase Pricing Date”). In general, the Repurchase Pricing Date occurs on the Repurchase Request Deadline and settlement occurs 2 days later. Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the NYSE on the Repurchase Pricing Date.

Harrison Street INFRASTRUCTURE INCOME FUND Notes to Financial Statements March 31, 2026 (continued)

Shareholders will be notified in writing about each quarterly Repurchase Offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline, which is the date the Repurchase Offer ends. The Repurchase Request Deadline will be determined by the Board. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days. The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Payment pursuant to the repurchase will be made to the shareholders within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”). Certain authorized institutions, including custodians and clearing platforms, may set times prior to the Repurchase Request Deadline by which they must receive all documentation they may require relating to repurchase requests and may require additional information. In addition, certain clearing houses may allow/require shareholders to submit their tender request only on the Repurchase Request Deadline. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders prior to the Repurchase Payment Deadline.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% of the total number of shares outstanding on the Repurchase Request Deadline.

If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer, the Fund may, in its sole discretion (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2% of the Fund’s outstanding Shares. If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer plus 2% of the Fund’s outstanding Shares, the Fund is required to repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their Shares before prorating other amounts tendered. Because of the potential for proration, tendering shareholders may not have all of their tendered Shares repurchased by the Fund. In addition, if the Repurchase Offer is oversubscribed, the Fund may offer to repurchase outstanding shares tendered by the estate of a deceased shareholder or such deceased shareholder’s descendants (an “Estate Offer”) in an additional amount, taking into account the liquidity of the Fund’s assets, up to 0.20% of the Fund’s outstanding shares. In the event an Estate Offer is oversubscribed, the Fund will repurchase the tendered Shares on a pro rata basis based on the number of Shares tendered by each shareholder participating in the Estate Offer.

Results of the Fund’s Repurchase Offers during the year ended March 31, 2026 are as follows:

Repurchase Request Deadline/Pricing Date	Repurchase Offer Amount (Percentage)	Repurchase Offer Amount (Shares)	Shares Tendered for Repurchase	Percentage of Tendered Shares Repurchased	Value of Repurchased Shares
May 30, 2025	5%	1,090,738	127,433	100%	$1,278,153
August 22, 2025	5%	1,287,173	178,638	100%	$1,789,950
November 21, 2025	5%	1,627,247	1,082,837	100%	$10,850,031
February 27, 2026	5%	1,751,220	1,639,892	100%	$16,431,717

NOTE 9. LINE OF CREDIT

Effective July 3, 2025, the Fund entered into a line of credit (“LOC”) with Nomura Corporate Funding Americas, LLC with borrowing capacity of $75,000,000. Borrowings, if any, under the LOC bear interest at the Secured Overnight Financing Rate (SOFR) at the time of borrowing, plus 2.75%. In addition, the Fund incurred a Minimum-Utilization Fee through January 31, 2026 equal to 2.75% on the difference between $37,500,000 and the actual loan balance, if actual borrowings are less than $37,500,000 and thereafter on the difference between $56,250,000 and the actual loan balance, if actual borrowings are less than $56,250,000.

On March 27, 2026, the credit agreement with Nomura Corporate Funding Americas, LLC, was amended to increase the borrowing capacity to $150,000,000. Additionally, the Fund incurs a Minimum-Utilization Fee through September 30, 2026 equal to 2.75% on the difference between $75,000,000 and the actual loan balance, if actual borrowings are less than $75,000,000 and thereafter on the difference between $112,500,000 and the actual loan balance, if actual borrowings are less than $112,500,000. The Fund also incurred certain origination and structuring fees (collectively with Minimum-Utilization Fees, the “other LOC fees”). All Fund investments and custody accounts are pledged as collateral.

The Fund incurred interest expense of $2,624,776 and other LOC fees equal to $242,620 during the year ended March 31, 2026. During the year ended March 31, 2026, the average daily amount of borrowings on the days that the Fund had an outstanding borrowing was $53,503,759 at an average interest rate of 6.61%. The Fund’s outstanding borrowings from the LOC were $75,000,000 at March 31, 2026 at a rate of 6.45%. The Fund complied with all covenants of the LOC during the year ended March 31, 2026.

NOTE 10. ASSET COVERAGE

Under the provisions of the 1940 Act, the Fund is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Fund satisfies certain asset coverage requirements. With respect to senior securities representing indebtedness, such as the LOC, the Fund is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. If the Fund’s asset coverage declines below 300%, the Fund would be prohibited under the 1940 Act from incurring additional debt or making certain distributions to its shareholders.

Please refer to the Fund’s Financial Highlights for a summary of the Fund’s asset coverage with respect to senior securities.

Harrison Street INFRASTRUCTURE INCOME FUND Notes to Financial Statements March 31, 2026 (continued)

NOTE 11. RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. This and other important information are described in the Fund’s Prospectus.

As of March 31, 2026, the Fund invested in the following restricted securities:

Security(a)	Acquisition Date(b)	Shares/Par	If Partnership is not designated in units, % owned by Fund	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c)(d)	% of Net Assets
38DN Module Co. 1, LLC	7/24/2025	19,371,048	—	$19,363	$19,326	$—	5.6%
AIGA Climate Fund I LP	7/5/2024	—	4.2%	6,110	6,475	4,020	1.8%
Ameresco, Inc.	9/5/2024	6,000,000	—	5,932	5,912	—	1.7%
Arencibia, Inc.	7/11/2025	16,489,760	—	16,274	16,274	—	4.6%
Broadlea Road Solar 1, LLC	3/27/2025	663,249	—	663	663	—	0.2%
Broadlea Road Solar 1, LLC, Unfunded	7/30/2025	70,651	—	—	—	71	0.0%
Budderfly SPV I, LLC	7/31/2024	7,000,000	—	7,002	6,930	—	2.0%
Caithness Brookhaven, LLC	4/3/2024	7,071,966	—	7,036	7,206	—	2.0%
Chester Solar 1, LLC	3/27/2025	589,363	—	589	589	—	0.2%
Chester Solar 1, LLC, Unfunded	7/30/2025	72,187	—	—	—	72	0.0%
Conterra Ultra Broadband SPV II, LLC	10/31/2024	15,000,000	—	14,817	14,870	—	4.2%
CoreWeave CAC IV, LLC
9.70%	7/30/2024	470,426	—	473	477	—	0.1%
9.67%	7/30/2024	704,330	—	708	715	—	0.2%
9.67%	8/27/2024	1,377,561	—	1,385	1,398	—	0.4%
9.67%	10/11/2024	1,754,422	—	1,764	1,780	—	0.5%
9.67%	10/28/2024	901,022	—	906	914	—	0.3%
9.67%	11/25/2024	1,019,191	—	1,025	1,034	—	0.3%
9.67%	12/10/2024	496,793	—	500	504	—	0.1%
9.67%	12/31/2024	862,113	—	867	875	—	0.2%
9.69%	3/20/2025	136,762	—	137	139	—	0.0%
9.67%	4/23/2025	813,357	—	817	825	—	0.2%
9.67%	4/25/2025	197,783	—	199	201	—	0.1%
7.95%	9/29/2025	2,092,798	—	2,103	2,124	—	0.6%
7.90%	11/19/2025	1,923,083	—	1,932	1,951	—	0.6%
7.95%	12/30/2025	605,373	—	608	614	—	0.2%
7.88%	2/13/2026	248,864	—	250	253	—	0.1%
7.97%	3/25/2026	187,700	—	189	190	—	0.1%
DigitalBridge Credit II (Onshore) LP	8/28/2024	—	4.3%	10,257	7,049	8,800	2.0%
EG U.S. Devco, LLC	12/24/2024	25,000,000	—	24,812	24,746	—	7.0%
Energyco II S.A. Facility A Notes	7/22/2025	18,000,000	—	20,887	20,633	—	5.9%
esV Intermediate Holdco, LLC	7/1/2024	11,000,000	—	10,986	11,002	—	3.1%
FlashParking AssetCo SPV, LLC	9/30/2024	2,917,440	—	2,917	2,884	—	0.8%
FlashParking AssetCo SPV, LLC, Unfunded	8/6/2025	7,082,560	—	26	(80)	7,083	0.0%
Geranium Solar, LLC	3/27/2025	1,104,746	—	1,105	1,105	—	0.3%
Geranium Solar, LLC, Unfunded	7/30/2025	131,954	—	—	—	132	0.0%
Glass Routes, LLC	5/21/2025	6,529,779	—	6,492	6,482	—	1.8%
Glass Routes, LLC, Unfunded	5/21/2025	13,617,176	—	4	37	13,481	0.0%
Goshen Solar 1, LLC	3/27/2025	623,340	—	623	623	—	0.2%
Goshen Solar 1, LLC, Unfunded	7/30/2025	10	—	—	—	0	0.0%
Goshen Solar 2, LLC	3/27/2025	387,993	—	388	388	—	0.1%
Goshen Solar 2, LLC, Unfunded	7/30/2025	106,855	—	—	—	107	0.0%
Greenalia Power U.S. Advanced II, LLC	9/30/2024	15,000,000	—	15,021	15,003	—	4.3%
Greenalia S.A. Topco Uncovered Loan	4/30/2025	5,000,000	—	4,976	5,097	—	1.4%
Highland Electric Fleets, Inc.	11/26/2025	15,087,500	—	14,728	14,697	—	4.2%
Hillview Drive Solar, LLC	3/27/2025	766,113	—	766	766	—	0.2%

Harrison Street INFRASTRUCTURE INCOME FUND Notes to Financial Statements March 31, 2026 (continued)
Security(a)	Acquisition Date(b)	Shares/Par	If Partnership is not designated in units, % owned by Fund	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c)(d)	% of Net Assets
Hillview Drive Solar, LLC, Unfunded	7/30/2025	68,837	—	$—	$—	$69	0.0%
IDF 13 Borrower, LLC	11/25/2025	9,286,150	—	8,979	8,970	—	2.5%
IDF 13 Borrower, LLC, Unfunded	11/25/2025	5,713,850	—	(182)	(194)	5,714	-0.1%
Lily Pond Road Solar 1, LLC	8/18/2025	3,185,308	—	3,185	3,186	—	0.9%
Lily Pond Road Solar 1, LLC, Unfunded	8/18/2025	26,692	—	—	—	27	0.0%
MECP1 Reno 1, LLC	3/31/2026	5,702,703	—	5,312	5,312	—	1.5%
MECP1 Reno 1, LLC, Unfunded	3/31/2026	14,297,297	—	—	—	13,318	0.0%
Mercury Broadband, LLC	11/14/2025	12,460,000	—	12,357	12,344	—	3.5%
Mercury Broadband, LLC, Unfunded	11/14/2025	7,540,000	—	(41)	(70)	7,540	0.0%
Nexamp NTPCO A, Unfunded	8/29/2025	8,000,000	—	(38)	(83)	8,000	0.0%
Nexamp NTPCO B	9/3/2025	312,312	—	310	309	—	0.1%
Nexamp NTPCO B, Unfunded	8/29/2025	1,687,688	—	(11)	(18)	1,688	0.0%
NineDot RCF Borrower, LLC	3/24/2026	9,174,989		9,027	9,027	—	2.6%
NineDot RCF Borrower, LLC, Unfunded	3/24/2026	825,011		(13)	(13)	825	0.0%
Nuveen Energy & Power Infrastructure	12/1/2025	—	1.9%	7,195	7,335	12,805	2.1%
On Energy Storage, Inc.	7/21/2025	2,122,315	—	2,154	2,152	—	0.6%
Post Road Special Opportunity Fund III	7/14/2025	—	1.1%	4,108	5,233	1,106	1.5%
PSE BorrowerCo, LLC	9/4/2024	6,000,000	—	5,994	6,010	—	1.7%
QIC Infrastructure Debt Fund II	4/25/2025	—	1.2%	1,321	1,205	3,845	0.3%
Salamanca Infrastructure Finance, LLC	10/1/2024	7,747,782	—	7,738	7,785	—	2.2%
SL Energy Power Plant	10/16/2025	8,421,661	—	8,350	8,373	—	2.4%
SL Energy Power Plant, Unfunded	9/22/2025	6,406,677	—	(47)	(37)	6,407	0.0%
Spearmint Renewable Development Company, LLC, Tranche A	7/1/2024	2,110,958	—	2,092	2,125	—	0.6%
Spearmint Renewable Development Company, LLC, Tranche B	7/1/2024	8,928,821	—	8,929	8,929	—	2.5%
SRC Construction Borrower 3, LLC	10/18/2024	2,829,577	—	2,790	2,812	—	0.8%
SRC Construction Borrower 3, LLC, Unfunded	10/18/2024	841,648	—	(56)	(54)	890	0.0%
Steamboat Property Owner, LLC	3/30/2026	5,942,315		5,586	5,586	—	1.6%
Steamboat Property Owner, LLC, Unfunded	3/30/2026	14,057,685		(841)	(841)	14,058	-0.2%
SunZia Upper Co., LLC	4/4/2024	30,000,000	—	30,000	30,000	—	8.5%
Tres Energy, LLC	3/31/2025	14,508,139	—	14,220	14,190	—	4.0%
Tres Energy, LLC, Unfunded	3/31/2025	4,458,599	—	53	(42)	4,403	0.0%
Trumbull Holdco 2, LLC	8/8/2024	16,060,671	—	16,032	16,107	—	4.6%
VCRDX Data Center 1, LLC	1/31/2025	18,658,863	—	18,670	18,651	—	5.3%
VDC OH11 Holdco, LLC	6/18/2025	7,188,434	—	7,157	7,148	—	2.0%
VDC OH11 Holdco, LLC, Unfunded	6/18/2025	2,811,566	—	(3)	(16)	2,812	0.0%
				$385,964	$384,092	$117,271	109.1%

__________________________

(a)  The securities include Investment Funds and private debt investments. The Investment Funds are organized to serve as a collective investment vehicle through which eligible investors may invest in a professionally managed real asset portfolio of equity and debt investments consisting of infrastructure.

(b)  Initial acquisition date as shares are purchased at various dates.

(c)  At March 31, 2026, the Fund has an additional outstanding unfunded commitment of $20 million related to a new Investment Fund.

(d)  Unfunded Commitments to Investment Funds approximate their fair values.

Security	Lock Up Applicable at Period End	Invetment Liquidity	Redemption Frequency(a)
AIGA Climate Fund I LP	Full	Closed-end fund which terminates August 31, 2034, subject to two additional one-year extensions at the discretion of the General Partner and the Advisory Committee.	N/A
DigitalBridge Credit II (Onshore) LP	Full	Closed-end fund which terminates March 29, 2033, subject to two additional one-year extensions at the discretion of the General Partner and the Advisory Committee.	N/A

Harrison Street INFRASTRUCTURE INCOME FUND Notes to Financial Statements March 31, 2026 (concluded)
Security	Lock Up Applicable at Period End	Invetment Liquidity	Redemption Frequency(a)
Nuveen Energy & Power Infrastructure	Full

Closed-end fund which terminates on the tenth (10th) anniversary of the Final Closing Date, currently estimated to be January 31st, 2037, subject two additional one-year extensions at the discretion of the General Partner, the Advisory Committee or a majority of LPs.

N/A
Post Road Special Opportunity Fund III	Full	Closed-end fund which terminates March 31, 2030, subject to two additional one-year extensions at the discretion of the General Partner.	N/A
QIC Infrastructure Debt Fund II	Full	Closed-end fund which terminates December 1, 2033, subject to two additional one-year extensions at the discretion of the General Partner and the Advisory Committee.	N/A

__________________________

(a)  The investment funds provide redemptions at the frequency listed at the investment managers discretion.

NOTE 12. COMMITMENTS AND CONTINGENCIES

As of March 31, 2026, the Fund had unfunded commitments to fund delayed draw and revolving debt of $86,694,644. The unfunded debts’ fair value is included in the investments at fair value on the Statement of Assets and Liabilities. For private credit investments, unamortized fees are classified as unearned income which reduces cost basis and may result in a negative cost basis. A negative fair value may result from the unfunded commitment being valued below par. The unfunded commitment may be subject to an unused/letter of credit facility fee due from the borrower. Please refer to the Schedule of Investments footnote (n) for specific investments denoted with unfunded commitments.

NOTE 13. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and determined that there are no subsequent events to report.

Harrison Street INFRASTRUCTURE INCOME FUND Additional Information March 31, 2026 (Unaudited)

SECURITY PROXY VOTING

The Fund has delegated proxy voting authority to the Adviser and to the Sub-Adviser for assets they manage, in accordance with established proxy voting guidelines. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (855) 653-7173 and on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Forms N-PORT are available without a charge, upon request, by contacting the Fund at (855) 653-7173 and on the SEC’s website at http://www.sec.gov.

TAX INFORMATION

For the year ended March 31, 2026, the Fund designates $0 as a 20% rate gain distribution for purposes of the dividends paid deduction.

For the year ended March 31, 2026, 0% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended March 31, 2026, 0% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

TRUSTEES AND OFFICERS

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of trustees of a registered investment company organized as a corporation. Information pertaining to the Board is set forth below.

Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Public Company Trusteeships Held by Trustee
Independent Trustees(4)
Richard J. McCready; 1958	Lead Independent Trustee	Since inception	President of The Davis Companies (Real Estate) (2014 – 2022).	3	0
Robert F. Doherty; 1964	Independent Trustee	Since inception	Chief Financial Officer of Sustainable Living Partners (Building technology company) (2018 – present); and Partner of Renova Capital Partners (Venture Capital & Private Equity) (2010 – 2022).	3	0
Jeffry A. Jones; 1959	Independent Trustee	Since inception	Principal of SmithJones, (Real Estate) (2008 to present).	3	0
Paul E. Sveen; 1961	Independent Trustee	Since inception	Chief Financial Officer of Paytient Technologies (Healthcare Technology) (October 2024 – present); Beam Technologies (Insurtech) (February 2020 – September 2024); and Chief Financial Officer of Paypal’s merchant lending platform (2018 – 2020).	3	0
Susan K. Wold; 1960	Independent Trustee	Since inception	Senior Vice President, Global Ombudsman and Head of North American Compliance of Janus Henderson Investors (2017 – 2020); Vice President, Chief Compliance Officer and Anti Money Laundering Officer for Janus Investment Fund, Janus Aspen Series, Janus Detroit Street Trust, and Clayton Street Trust (2017 – 2020).	3	ALPS ETF Trust 24 funds

Harrison Street INFRASTRUCTURE INCOME FUND Additional Information March 31, 2026 (Unaudited) (continued)
Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Public Company Trusteeships Held by Trustee
Interested Trustees(5)
Casey Frazier; 1977	Chair of the Board; Trustee; Chief Investment Officer	Since inception	Chief Investment Officer of the Adviser (2011 – present); Chief Investment Officer of Harrison Street Real Estate Fund LLC (2011 – present); Chief Investment Officer of Harrison Street Real Assets Fund LLC (2017 – present).	3	0

__________________________

(1)  The address of each member of the Board is: c/o Harrison Street Infrastructure Income Fund, 5050 S. Syracuse Street, Denver, Colorado 80237.

(2)  Each Trustee will serve for the duration of the Fund, or until his or her death, resignation, termination, removal or retirement.

(3)  The term “Fund Complex” as used herein includes the Fund, Harrison Street Real Estate Fund LLC and Harrison Street Real Assets Fund LLC, and Harrison Street Infrastructure Active ETF. The Directors are not responsible for the oversight of Harrison Street Infrastructure Active ETF.

(4)  “Independent Trustees” means members of the Board who are not “interested persons” of the Fund, the Adviser, the Securities Sub-Advisers, the Distributor, or any affiliate of the Fund, the Adviser, the Securities Sub-Advisers or the Distributor, as defined by the Investment Company Act (the “Independent Trustees”).

(5)  “Interested Trustees” means members of the Board who are “interested person,” as defined in the Investment Company Act, because of such person’s affiliation with the Fund (the “Interested Trustees”).

Additional information about the Trustees is available in the Fund’s Statement of Additional information.

OFFICERS

The address, year of birth, and a description of principal occupations during the past five years are listed below for each officer of the Fund.

Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Mark D. Quam; 1970	Chief Executive Officer	Since inception

Chief Executive Officer of the Adviser (2010 to present); Chief Executive Officer of Harrison Street Real Assets Fund LLC (2017 to present); and Chief Executive Officer of Harrison Street Real Estate Fund LLC (2011 to present).

William R. Fuhs, Jr.; 1968	President	Since inception	President of the Adviser (2010 to present); President of Harrison Street Real Assets Fund LLC (2017 to present); and President of Harrison Street Real Estate Fund LLC (2016 to present).
Casey Frazier; 1977	Chief Investment Officer	Since inception

Chief Investment Officer of the Adviser (2011 to present); Chief Investment Officer of Harrison Street Real Assets Fund LLC (2017 to present); and Chief Investment Officer of Harrison Street Real Estate Fund LLC (2011 to present).

Becca Edil; 1989	Deputy Chief Investment Officer	Since inception

Head of Real Assets Debt of the Adviser (January 2025 – present); Director of Investments of the Adviser (August 2023 to December 2025); Vice President of JP Morgan Asset Management (July 2022 to August 2023); Associate Director of IFM Investors (June 2019 to July 2022).

Harrison Street INFRASTRUCTURE INCOME FUND Additional Information March 31, 2026 (Unaudited) (concluded)
Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Brian Petersen; 1970	Chief Financial Officer; Treasurer	Since inception

Chief Financial Officer and Chief Operating Officer of the Adviser (January 2022 to present); Managing Director, Fund Financial Operations of the Adviser (July 2019 to December 2021); Chief Financial Officer and Treasurer of Harrison Street Real Assets Fund LLC and Harrison Street Real Estate Fund LLC (August 2019 to present).

Dustin C. Rose; 1983	Assistant Treasurer	Since inception

Director of Fund Financial Operations of the Adviser (2020 to present); Assistant Treasurer of Harrison Street Real Assets Fund LLC and Harrison Street Real Estate Fund LLC (November 2021 to present); Director of Fund Financial Operations of the Adviser (2020 to present); and Assistant Vice President of OFI Global Asset Management, Inc. (2016 to 2020).

Kelly McEwen; 1984	Assistant Treasurer; Secretary	Assistant Treasurer since inception; Secretary since February 2026

Managing Director of the Adviser (January 2026 to present), Director, Fund Financial Operations of the Adviser (January 2022 to January 2026); Assistant Treasurer of Harrison Street Real Assets Fund LLC and Harrison Street Real Estate Fund LLC (November 2022 to present); Secretary of Harrison Street Real Assets Fund LLC and Harrison Street Real Assets Fund LLC (February 2026 to present); Vice President of SS&C ALPS and Treasurer/Principal Financial Officer of various investment companies (April 2020 to May 2021); and Fund Controller of SS&C ALPS (August 2019 to May 2021).

Jill Varner; 1990	Chief Compliance Officer	Since inception

Chief Compliance Officer of Harrison Street Real Assets Fund LLC, Harrison Street Real Estate Fund LLC and the Adviser (July 2023 to present); Secretary of Harrison Street Real Assets Fund LLC and Harrison Street Real Estate Fund LLC (July 2023 to February 2026); Deputy Chief Compliance Officer of the Adviser (February 2022 to July 2023); Assistant Secretary of Harrison Street Real Assets Fund LLC and Harrison Street Real Estate Fund LLC (August 2020 to July 2023); and Director of Compliance and Operations of the Adviser (August 2019 to February 2022).

__________________________

(1)        The address of each officer of the Fund is: c/o Harrison Street Infrastructure Income Fund, 5050 S. Syracuse Street, Denver, Colorado 80237.

(2)        Each officer will serve for the duration of the Fund, or until his or her death, resignation, termination, removal or retirement.

(b) Not applicable.

Item 2.  Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(d)	The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, is available on its Internet website at: https://harrisonstpw.com/wp-content/uploads/Joint-Code-of-Ethics.pdf

Item 3.  Audit Committee Financial Expert.

(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	The audit committee financial expert is Robert Doherty, who is “independent” for purposes of this Item 3 of Form N-CSR.

(a)(3)	Not applicable.

Item 4.  Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $50,001 for 2025 and $65,000 for 2026.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $5,077 for 2025 and $7,333 for 2026.

The nature of the services include the issuance of consents in conjunction with the registrant’s registration statement filings.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $11,600 for 2025 and $15,324 for 2026.

The nature of the services include the review of federal and state tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2025 and $0 for 2026.

(e)(1)	The registrant’s Audit Committee has adopted an Audit Committee Charter that governs the Audit Committee’s pre-approval process. The Audit Committee Charter states that the Audit Committee may review and approve in advance any audit or non-audit engagement or relationship between the Fund and the independent auditors, other than “prohibited non-auditing services” (as defined in Section 201 of the Sarbanes-Oxley Act of 2002).

The Audit Committee may delegate to the Chairman of the Audit Committee the authority to pre-approve any audit or non-audit services to be provided by the independent auditors up to a maximum of $10,000 so long as it is presented to the full Audit Committee at its next regularly scheduled meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0% for 2025 and 0% for 2026

(c)	0% for 2025 and 0% for 2026

(d)	N/A

(f)	Not Applicable.

(g)	There were no non-audit fees billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years. Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, were $16,677 for fiscal 2025 and $22,657 for fiscal 2026.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.  Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.  Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.  Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.  Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

The Fund invests in Private Funds, which have investors other than the Fund. The Fund may invest some of its assets in non-voting securities of Private Funds.

The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund's proxies in accordance with the Adviser's proxy voting guidelines and procedures. For assets sub-advised by the Sub-Advisers, the Adviser has delegated its authority to vote proxies to those Sub-Advisers. The proxy voting policies and procedures of the Adviser and the Sub-Advisers are set forth on Appendix A to the Fund's SAI. Private Funds typically do not submit matters to investors for vote; however, if a Private Fund submits a matter to the Fund for vote (and the Fund holds voting interests in the Private Fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the “Voting Guidelines”):

•	In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, solely in the best interest of the Fund.

•	The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder value.

•	The Adviser, absent a particular reason to the contrary, generally will vote with management’s recommendations on routine matters. Other matters will be voted on a case-by-case basis.

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients. The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

•	The Adviser’s employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of the Adviser’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of the Adviser’s Chief Compliance Officer.

•	The Adviser’s Chief Compliance Officer will work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. The Adviser shall maintain a written record of all materiality determinations.

•	If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

•	If it is determined that a conflict of interest is material, the Adviser may seek legal assistance from appropriate counsel for the Adviser to determine a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

o	disclosing the conflict to the Board and obtaining the consent of the Board before voting;

o	engaging another party on behalf of the Fund to vote the proxy on its behalf;

o	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

o	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

The Adviser shall maintain a written record of the method used to resolve a material conflict of interest. Information regarding how the Adviser and the Sub-Advisers voted the Fund’s proxies related to the Fund’s portfolio holdings during the most recent 12-month period ended June 30th is available without charge, upon request, by calling (877) 200-1878 and is available on the Fund’s website https://harrisonstpw.com/vcrdx/ and the SEC’s website at http://www.sec.gov.

Brookfield Public Securities Group LLC (“PSG”)

Proxy Voting Policy and Procedures

Effective and Approved as of August 23, 2018

Update as of March 2025

Brookfield Public Securities Group LLC and affiliates (collectively referred to as “PSG”) have adopted this policy and procedures to guide PSG’s voting of proxies related to securities for the client accounts over which PSG has been delegated and/or granted proxy voting authority. PSG is an Investment Advisers registered with the U.S. Securities Exchange Commission. PSG is an indirect wholly owned subsidiary of Brookfield Corporation and Brookfield Asset Management Ltd.

Policy & Procedures

It is the policy and practice of Brookfield Public Securities Group LLC (“PSG”) to vote proxies consistent with its: fiduciary duty, the PSG Proxy Voting Policy and Procedures, and the best interests of clients, in compliance with Rule 206(4)-6 under the Advisers Act. In most, if not all cases, the best interest of clients will mean that the proxy ballot proposals which PSG believes will maximize the value of portfolio securities will be approved.

PSG clients generally grant PSG the authority to vote proxies in accordance with PSG’s Proxy Voting Policy and Procedures. In meeting its fiduciary duty to clients, PSG will monitor corporate and regulatory events and to vote proxies consistent with the best interests of its clients. In this regard, PSG seeks to ensure that all votes are free from unwarranted and inappropriate influences.

Accordingly, PSG generally votes proxies in a uniform manner for its clients and in accordance with this Policy and Procedures.

However, in certain cases, a PSG client will require PSG to vote proxies on behalf of that client’s account or fund in accordance with the client’s proxy voting policy and procedures.

Proxy Voting Working Group

PSG has established a cross-functional Proxy Voting Working Group. The Proxy Voting Working Group is responsible for overseeing the proxy voting process and ensuring that PSG meets its regulatory and corporate governance obligations in the voting of proxies relating to securities held in client accounts.

The PSG Proxy Voting Working Group meets regularly with representatives of the: Legal, Compliance, Operations, and Investment Teams.

Proxy Voting Controls

PSG has engaged Institutional Shareholder Services Inc. (“ISS”), an independent, third party, subject matter expert to act as our agent to vote proxies. PSG generally adopts ISS’ Proxy Voting Guidelines as the PSG’s proxy voting guidelines after review, consideration and determinations, if any, made by the PSG Proxy Voting Working Group (“PSG Proxy Voting Guidelines”). PSG believes that having an independent third party’s framework, background information, recommendations and analysis helps to ensure that all proxy voting decisions are made by PSG in the best interest of PSG’s clients.1 Unless otherwise specifically provided in the agreement between the client and PSG, ISS will generally be responsible for voting on proxy ballot issues as the agent of PSG pursuant the PSG Proxy Voting Guidelines as incorporated into this PSG Proxy Voting Policy and Procedures. A copy of the PSG Proxy Voting Guidelines is available upon request.

There may be instances in which a PSG investment professional may cast a vote different from an ISS recommendation if PSG has identified it would be in the best interest of its clients to do so. Such instances receive scrutiny from the Proxy Voting Working Group and are recorded for books and records.

[1]	The “ISS Proxy Voting Guidelines” are opened to comment period annually, allowing the PSG Proxy Voting Working Group an opportunity to review, provide comments and incorporate current views and enables PSG to follow industry best practices. After such comment period ISS makes its Guidelines available to the public on their web site.

Control of Possible Conflicts

PSG votes proxies without regard to any other business relationship between PSG and the company to which the proxy relates.

PSG will seek to identify material conflicts of interest that may arise between a company for which it votes proxies (“Company”) and PSG, such as the following relationships:

o	PSG serves as an investment advisor to the pension or other investment account of the Company or PSG is seeking to serve in that capacity; or

o	PSG provides or is seeking to provide material investment advisory or other services to a portfolio company or its affiliates whose management is soliciting proxies; or

o	PSG and the Company have a lending or other financial relationship.

PSG will recuse itself from any voting of proxies in the event a conflict is identified. PSG will instruct ISS to prohibit PSG to vote and will rely entirely on ISS to vote or take other appropriate action.

PSG must identify and assess material conflicts of interest which may arise between ISS and any company to which ISS provides services. This includes both initial and ongoing assessments (as ISS’s business and/or policies and procedures regarding conflicts of interest may change over time). For the ongoing assessment, PSG will establish and implement measures reasonably designed to identify and address conflicts that may arise, such as by requiring ISS to update PSG of changes to ISS conflict policies and procedures or business changes including ownership of ISS. On an annual basis PSG will conduct an on-site or virtual due diligence review of ISS.

Special Controls

Proxies relating to foreign securities held by Clients are also subject to the PSG Proxy Voting Policy and

Procedures. In certain foreign jurisdictions, however, the voting of proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.”

If PSG votes on the proxy, share-blocking may prevent PSG from selling the shares of the foreign security for a period. In determining whether to vote proxies subject to such restrictions, PSG, in consultation with the PSG Proxy Voting Working Group, considers whether the vote, either or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If PSG votes a proxy, and during the “share-blocking period” PSG would like to sell the affected foreign security, PSG, in consultation with the PSG Proxy Voting Working Group, will attempt to recall the shares (as allowable within the market timeframe and practices).

Sometimes securities held in client accounts will be the subject of class action lawsuits. PSG actively seeks out any open and eligible class action lawsuits for client accounts. To this end, PSG has retained a third-party service provider to review class action lawsuits, determine client account’s eligibility, file claim forms and other required documentation monitor progress and ultimate resolution of class actions, and ensure receipt of class action proceeds and payment to client accounts.

Proxy Voting Testing and Oversight

Representatives of the PSG Proxy Voting Working Group monitor the actions taken by the third-party proxy voting agent through the ISS web portal.

PSG will, on an annual basis, perform due diligence of ISS. Cross functional representatives from both PSG and ISS participate to:

o	Address any material deficiencies in the execution of ISS’ duties on behalf of PSG and its client accounts.

o	Discuss or propose any changes or additions to the services provided.

o	Discuss any material business issues of ISS which may impact the services it provides to PSG including any possible conflicts.

o	Discuss regulatory changes that impact both ISS and PSG and corresponding steps leading to compliance.

o	Review independent audit reports.

Special Considerations for Reporting to Fund Boards

PSG will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

o	Any issues arising under the PSG Proxy Voting Policy and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the PSG Proxy Voting Policy and Procedures;

o	Any proxy votes made by PSG on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from the PSG Proxy Voting Policy and Procedures, with reasons for any such deviations.

o	In addition, no less frequently than annually, PSG will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon PSG’s experience under the PSG Proxy Voting Policy and Procedures, evolving industry practices and developments in the applicable laws or regulations.

o	The PSG Proxy Voting Working Group shall periodically review and update the PSG Proxy Voting Policies and Procedures as necessary. Any material amendments to the PSG Proxy Voting Policy and Procedures (including the material changes to the PSG Proxy Voting Guidelines) shall be provided to the Boards of Directors of the Brookfield Funds for review and approval.

Special Considerations for Books & Records

o	PSG will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to: The PSG Proxy Voting Policy and Procedures, as amended from time to time;

o	Records of votes cast with respect to proxies, reflecting the information required to be included in Form N-PX filings for each of the (i) Brookfield Funds, and (ii) PSG, as applicable; and

o	Records of written client requests for proxy voting information and any written responses of PSG to such requests; and any written materials prepared by PSG that were material to making a decision in how to vote, or that memorialized the basis for the decision.

o	PSG maintains a separate “PSG Books and Records Policy and Procedures” which is available upon request.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of March 31, 2026, the following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategy (the “Portfolio Managers”):

Harrison Street Private Wealth LLC

The management of the Fund’s investment portfolio will be the responsibility of the Adviser and the Adviser’s Investment Committee:

Name	Title	Portfolio Manager Since	Recent Experience
Casey Frazier, CFA	Chief Investment Officer	Inception	Chief Investment Officer of the Adviser. Mr. Frazier is the Chairman of the Adviser’s Investment Committee. He has served as the CIO since joining the Adviser in 2011.
Begaiym “Becca” Edil	Head of Real Asset Debt	Inception	Head of Real Asset Debt of the Adviser since January 2025. Ms. Edil previously served as Director of Investments of the Adviser from 2023-2024. Prior to joining the Adviser, she was a Vice President at JP Morgan Asset Management from 2022 to 2023, an Associate Director at IFM Investors from 2019-2022, and an Associate at BNP Paribas from 2018 to 2019.
Philip Eichhorn, CFA	Director of Investments	Inception	Director of Investments of the Adviser. Mr. Eichhorn has served as Director of Investments since 2024 and previously served as a Senior Investment Analyst since joining the Adviser in 2021. Prior to joining the Adviser, he was a Senior Portfolio Analyst at Invesco Capital Management/OFI Global Asset Management, Inc. from 2014 to 2019.
Chen “Alicia” Chen, CFA	Director of Investments	January 2025	Director of Investments of the Adviser. Ms. Chen has served as Director of Investments since joining the Adviser in 2024. Prior to joining the Adviser, she was a Vice President at EIG Partners from 2022 to 2024. Prior thereto, Ms. Chen was a Vice President at Silicon Valley Bank and an associate at BNP Paribas from 2018 to 2022.

Sub-Advisers

Brookfield Public Securities Group, LLC

Brookfield Public Securities Group LLC (PSG) is an indirect wholly owned subsidiary of Brookfield Asset Management ULC, an unlimited liability company formed under the laws of British Columbia, Canada (“BAM ULC”). BAM ULC is a direct wholly owned subsidiary of Brookfield Asset Management Ltd., a publicly traded company (NYSE: BAM; TSX: BAMA) (“Brookfield Asset Management”). Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 69% interest in Brookfield Asset Management. PSG is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and as a sub-adviser to the Fund. Gaal Surugeon, Riley O’Neal, Chris Janus, Dan Parker, Tom Miller and Andrew Alexander are primarily responsible for the day-to-day management of the Fund’s assets allocated to Brookfield.

Name	Title	Portfolio Manager Since	Recent Experience
Gaal Surugeon, CFA	Managing Director, Portfolio Manager	2019	Mr. Surugeon is a Managing Director and Portfolio Manager for Brookfield. Prior to joining the firm in 2019, Gaal was an Executive Director at Oppenheimer Asset Management where he served as manager of the firm’s multi-asset portfolios and Director of Asset Allocation and Research.
Riley O’Neal, CFA	Managing Director, Portfolio Manager	2016	Mr. O’Neal is a Managing Director and Portfolio Manager. Prior to joining the firm in 2016. Prior to joining the firm he worked at multi-strategy hedge funds for four years focusing primarily on portfolio risk analytics and overall market risk.
Daniel Parker, CFA	Managing Director, Portfolio Manager	2006

Mr. Parker is a Managing Director and Portfolio Manager at. Prior to joining Brookfield in 2006, Daniel was a credit analyst at Standard & Poor’s Rating Services. He started his career in international trade finance at Export Development Canada.

Chris Janus	Managing Director, Portfolio Manager	2009	Mr. Janus is a Managing Director and Portfolio Manager. Prior to joining Brookfield in 2009, Chris began his career at SunTrust Robinson Humphrey within the Real Estate Investment Banking group.
Tom Miller, CFA	Managing Director, Portfolio Manager	2013	Mr. Miller is a Managing Director and Co-Head of the Global Listed Infrastructure platform. Prior to joining Brookfield in 2013, Tom worked at FactSet Research Systems working with institutional investment managers to incorporate portfolio analytics and risk management tools into their respective investment processes.
Andrew Alexander	Managing Director, Portfolio Manager	2008	Mr. Alexander is a Managing Director and Co-Head of the Global Listed Infrastructure platform. Prior to joining the firm in 2008, Andrew was with SNL Financial where he specialized in the energy sector.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of March 31, 2026, the Portfolio Managers listed above are also responsible for the day-to-day management of the following (not including the registrant):

Harrison Street Private Wealth LLC

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets	Number	Total Assets of Other Accounts
Casey Frazier, CFA	3	$3.79 billion	3	$1.4 million	0	N/A
Begaiym “Becca” Edil	0	N/A	0	N/A	0	N/A
Philip Eichhorn, CFA	0	N/A	0	N/A	0	N/A
Chen “Alicia” Chen, CFA	0	N/A	0	N/A	0	N/A

Performance Fee Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account)

Casey Frazier, CFA	0	N/A	0	N/A	0	N/A
Begaiym “Becca” Edil	0	N/A	0	N/A	0	N/A
Philip Eichhorn, CFA	0	N/A	0	N/A	0	N/A
Chen “Alicia” Chen, CFA	0	N/A	0	N/A	0	N/A

Conflicts of Interest

In addition to the Fund, the Adviser provides investment advisory services to Harrison Street Real Assets Fund LLC and Harrison Street Real Estate Fund LLC, each a continuously offered registered closed-end management investment company that has elected to be treated as an interval fund, three charitable pooled income funds, as defined under section 642(c)(5) of the Internal Revenue Code of 1986, as amended (the “Code”), and Harrison Street Infrastructure Active ETF, an actively managed exchange-traded fund and may provide investment advisory services to other funds and accounts in the future (collectively with the Fund, “Client Accounts”). Because there are different fee structures for each Client Account and because the Adviser’s portfolio managers may have investments in one Client Account but not another (or they may invest different amounts in each Client Account), the Adviser’s portfolio managers may have an incentive to dedicate more time and resources or to otherwise favor one Client Account over another. The Adviser anticipates that the Fund and another Client Account could have overlapping portfolio holdings or that an investment opportunity would be appropriate for multiple portfolios. As such, the Adviser has policies and procedures designed to allocate investment opportunities among the Client Accounts on a fair and equitable basis over time. Additional controls are in place to monitor the investment decisions and performance of Client Accounts and to address these and other conflicts of interest.

Sub-Advisers

Brookfield Public Securities Group, LLC

As of March 31, 2026, in addition to the Fund, Brookfield's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets of Other Pooled Investment Vehicles	Number	Total Assets of Other Accounts
Tom Miller	3	$1,364.0 million	4	$8,640.2 million	369	$2,717.7 million
Andrew Alexander	3	$194.6 million	3	$322.1 million	15	$2,723.0 million
Riley O’Neal	2	$1,087.4 million	5	$585.5 million	16	$852.8 million
Chris Janus	2	$1,782.3 million	0	$0 million	18	$16,717.3 million
Daniel Parker	2	$1,352.0 million	1	$6.6 million	30	$27,746.9 million
Gaal Surugeon	2	$1,087.4 million	5	$585.5 million	16	$852.8 million

Performance Fee Based Fee Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Tom Miller	0	$0	1	$67.7 million	0	$0
Andrew Alexander	0	$0	1	$67.7 million	0	$0
Riley O’Neal	0	$0	0	$0	0	$0
Chris Janus	0	$0	0	$0	0	$0
Daniel Parker	0	$0	0	$0	0	$0
Gaal Surugeon	0	$0	0	$0	0	$0

Conflicts of Interest

In the course of our normal business, Brookfield may encounter situations where Brookfield faces a conflict of interest or could be perceived to be in a conflict of interest situation. A conflict of interest occurs whenever the interests of Brookfield or its personnel diverge from those of a client or when Brookfield or its personnel have obligations to more than one party whose interests are different. In order to preserve its reputation and comply with applicable legal and regulatory requirements, Brookfield believes managing perceived conflicts is as important as managing actual conflicts.

A list of potential conflicts can be found in the Brookfield Public Securities Group LLC’s Form ADV, Part 2A.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Harrison Street Private Wealth LLC

A team approach is used by the Adviser to manage the Fund. The Investment Committee of the Adviser is chaired by Casey Frazier. Mr. Frazier is a founding member of the Adviser and is paid a base salary and a discretionary bonus and is entitled to receive distributions of available cash flow from the profits of the Adviser, if any, due to his holdings of equity interests in the Adviser. Ms. Chen, Ms. Edil and Mr. Eichhorn are each paid a base salary and a discretionary bonus.

Sub-Advisers

Brookfield Public Securities Group, LLC

Brookfield incentivizes its professionals by providing competitive compensation packages designed to strategically align employee, client and firm interests. Compensation packages typically include an attractive and appropriate balance of base salary and cash bonus; investment personnel also receive incentive-oriented compensation tied to client-generated performance fees for certain strategies.

Specifically, investment team member compensation is assessed over an appropriate time horizon (up to three years) and is based on an employee’s investment decisions relative to the performance of his or her respective area of sector/geographical coverage, in addition to the team’s performance relative to the benchmark and on an absolute basis. Team members are incentivized by an annual discretionary bonus, which is largely derived from their long-only product investment decisions. Investment team members share in an additional bonus pool to the extent that the team generates incentive fees in certain strategies.

To aid in retention, portfolio managers, senior analysts and other key personnel receive a portion of their bonus in the form of deferred compensation through Brookfield’s Long-Term Incentive Plan (“LTIP”). LTIP compensation is invested in PSG’s funds with a multi-year vesting schedule. LTIP deferred compensation amounts are approved annually by Brookfield’s Board of Directors. To securely align Brookfield professionals’ interests with those of its clients, the primary factor influencing compensation amount is achievement of client objectives. Relative performance of all strategies and clients is also taken under serious consideration.

(a)(4)	Disclosure of Securities Ownership

Harrison Street Private Wealth LLC

The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers of the Fund as of March 31, 2026.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Casey Frazier, CFA	$500,001-$1,000,000
Begaiym “Becca” Edil	$50,001-$100,000
Philip Eichhorn, CFA	$10,001-$50,000
Chen “Alicia” Chen, CFA	None

Sub-Advisers

Brookfield Public Securities Group, LLC

As of March 31, 2026, Brookfield’s portfolio manager did not beneficially own any shares of the Fund.

(b)	Not applicable.

Item 14.  Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a)	Not applicable.

Item 15.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.  Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Harrison Street Infrastructure Income Fund

By	/s/ Mark D. Quam
Title	Mark D. Quam, Chief Executive Officer (principal executive officer)

Date	June 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Mark D. Quam
Title	Mark D. Quam, Chief Executive Officer (principal executive officer)

Date	June 4, 2026

By	/s/ Brian Petersen
Title	Brian Petersen, Chief Financial Officer (principal financial officer)

Date	June 4, 2026